UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

30 June

2021

Nuveen Income Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Credit Income Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021, providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are rising again, as more virulent strains such as the delta variant have spread, both case counts and hospitalizations are rising, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 23, 2021

Portfolio Managers’

Comments

Nuveen Credit Income Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Anders S. Persson, CFA, Jean C. Lin, CFA, Karen L. Bubeck, CFA, Aashh K. Parekh, CFA, and Brenda A. Langenfeld, CFA, are portfolio managers for the Nuveen Credit Income Bond Fund. Portfolio managers for the Nuveen Strategic Income Fund include Douglas M. Baker, CFA, Kevin Lorenz, CFA, Katherine Renfrew and Nicholas Travaglino.

Here the Fund portfolio management teams discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period June 30, 2021.

What factors affected the U.S. economy and the global stock markets during the twelve-month annual reporting period ended June 30, 2021?

The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. U.S. GDP growth picked up pace in the first half of 2021, expanding at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter according to the Bureau of Economic Analysis “advance” estimate, up from 4.5% (annualized) in the fourth quarter of 2020.

Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By June 2021, the U.S. unemployment rate had fallen to 5.9%, a significant improvement from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. Notably, the higher annual inflation rate in June 2021 was also the result of the comparison to the year before, when retail prices fell sharply after the first lockdowns were imposed in March 2020.

With the onset of the COVID-19 crisis, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets. These included cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative monetary policy measures would stay in place, although they moved their expectations for the first rate hike forward to 2023 at their June 2021 meeting. Nevertheless, the Fed maintained its view that recently higher inflation readings were transitory and the economic recovery remained far from its goals.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion in aid to provide support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it was expected to face legislative hurdles. (In August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which will move to the House for consideration.)

Nuveen Credit Income Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021 and how did these strategies influence performance?

The Fund’s investment objective is to provide total return with an emphasis on a high level of current income. Previously, the Fund had an objective of providing high income that blends below investment grade bonds from U.S. and non-U.S. issuers with other income-producing investments to expand return opportunities and increase diversification while seeking a high level of current income.

At the beginning of the reporting period, the Fund transitioned to its new strategy of offering exposure to an expanded investment universe outside of high yield corporate bonds. The Fund’s repurposed goal is to provide further diversification and optimize its risk-adjusted return profile in line with the updated objective. Accordingly, the Fund added exposure to various sectors including securitized debt, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), emerging markets (EM) debt, preferred and contingent capital (CoCo) securities and senior loans. The record level of refinancings in the credit markets during the reporting period gave ample opportunity to find attractive investments in these areas. To subsidize the purchases, the Fund reduced its exposure to high yield corporate bonds. The repositioning caused the Fund’s duration (interest rate sensitivity) to decrease and end the reporting period in line with that of the benchmark.

The Fund ended the reporting period positioned midway along its risk spectrum with around 45% allocated to high yield bonds and the remainder to a diversified mix of other spread sectors. Due to historically tight spreads, the Fund focused on finding attractive income since yield and carry will likely drive returns for the rest of 2021. Late in the reporting period, the Fund took some profits in EM debt and reallocated into slightly higher quality, shorter duration securities and also added to attractive values in CMBS. The Fund increased senior loan exposure due to their floating-rate coupon structure and attractive relative value versus other asset classes, including high yield bonds. Within its high yield bond allocation, the Fund reduced its exposure to CCC-rated while it increased exposure to B and BB-rated credits. At the end of the reporting period, the Fund’s key positions away from high yield bonds remained in EM debt, senior loans, preferred/CoCo securities and ABS. The Fund’s duration was marginally shorter than the index and its portfolio remained positioned to benefit from a steeper yield curve. At the end of the reporting period, the Fund’s key positions away from high yield bonds remained in EM debt, senior loans, preferred/CoCo securities and ABS. The Fund’s duration was marginally shorter than the index and its portfolio remained positioned to benefit from a steeper yield curve.

How did the Fund perform during the twelve-month reporting period ended June 30, 2021?

The Nuveen Credit Income Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays High Yield 2% Issuer Capped Index for the twelve-month reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Bloomberg Barclays High Yield 2% Issuer Capped Index.

During the reporting period, security selection within the high yield corporate sector was the largest relative contributor, particularly in industrial sub-sectors such as consumer cyclicals (including services), consumer non-cyclicals (health care) and capital goods (aerospace/defense and building materials). These sectors benefited from the reopening of the broader economy. A notable contributor was Staples, which benefited from a surge in its online business as more people worked from home. Allocation decisions within the high yield corporate bond sector also contributed to relative results, including an underweight to communications (cable satellite and media entertainment), which underperformed the benchmark.

An allocation to preferred securities and CoCo securities also aided relative performance. The preferred securities sector benefited from another round of Fed stress tests in June 2021, which again confirmed the balance sheet strength of U.S. banks. The CoCo market was also supported as European and United Kingdom banks maintained more than sufficient capital, had access to unlimited liquidity and continued to benefit from a supportive regulatory, monetary and fiscal backdrop. These results, coupled with strong U.S. first quarter 2021 bank earnings, positive investor flows into preferred securities strategies, and generally positive economic data, led to meaningfully tighter credit spreads across the preferred and CoCo securities markets during the reporting period.

In terms of detractors, the Fund’s allocation to senior loans hindered results for the reporting period. Although this sector produced a strong return, it couldn’t keep up with the risk-on rally, particularly in the high yield corporate bond sector, which returned 15.3% as measured by the Bloomberg Barclays High Yield 2% Issuer Capped Bond Index.

Nuveen Strategic Income Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021 and how did these strategies influence performance?

The Fund provides investors with a broadly flexible, multi-sector portfolio that seeks to deliver total return. The team actively manages a diversified portfolio of investment grade and high yield debt securities from U.S. and non-U.S. issuers.

During the reporting period, the Fund maintained its lower quality bias and increased its allocation to below investment grade credit to greater than 45% in order to capture additional income and spread tightening. To subsidize that increase, the Fund used a combination of cash inflows and a rotation out of fully-valued high grade sectors such as investment grade corporate bonds and MBS. The Fund also reduced exposure to lower quality MBS after spreads tightened well past levels available in similarly rated securities from corporate issuers of senior loans and preferred securities. The Fund began increasing exposure to EM sovereign and corporate issuers as the global recovery took hold. At the end of the reporting period, the Fund’s key overweights remained in below investment grade bonds, senior loans and ABS, with a significant allocation to preferred and CoCo issues. Conversely, the Fund had minimal exposure to U.S. Treasuries and a significant underweight to MBS versus the index. The Fund also shortened its duration further versus its benchmark during the reporting period, while maintaining its positioning to benefit from a steeper yield curve.

How did the Fund perform during the twelve-month reporting period ended June 30, 2021?

The Nuveen Strategic Income Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays Aggregate Bond Index for the twelve-month reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Bloomberg Barclays Aggregate Bond Index.

The Fund outperformed its benchmark mainly due to its significant allocations to below investment grade securities across various fixed income sectors, including high yield corporate bonds, senior loans, preferred and contingent capital (CoCo) securities and lower quality mortgage-backed securities (MBS). The faster-than-expected economic recovery from the COVID-19 crisis and investors’ ongoing quest for yield in the low interest rate environment drove spreads tighter across these segments, leading to strong excess returns over U.S. Treasuries. Given the emphasis on spread sectors, which performed strongly, the Fund had few areas that detracted from relative performance.

Security selection within investment grade sectors was also a strong contributor to relative performance, particularly among structured products. The Fund benefited from healthy out-of-benchmark allocations to and tactical acquisitions of esoteric asset-backed securities (ABS), which were backed by more unique assets such as aircraft securitizations and franchise deals, as well as hotel and office commercial mortgage-backed securities (CMBS). Both segments experienced significant spread tightening as the U.S. and global economies reopened following COVID-19 crisis shutdowns. Furthermore, the Fund’s investments in the emerging markets sector that were either commodity driven or benefited from sound macroeconomic policy frameworks significantly outperformed the benchmark.

Portfolio Managers’ Comments (continued)

Interest rate positioning also aided the Fund’s relative performance. The combination of faster-than-expected economic expansion and greater COVID-19 vaccine pushed intermediate and longer maturity U.S. Treasury yields significantly higher (and prices lower) over the reporting period. At the same time, interest rates at the front end of the curve stayed anchored near 0% as a result of the Fed’s commitment to remain on hold. The Fund was consistently positioned with a slightly shorter duration relative to its benchmark during the reporting period, which lessened its interest rate sensitivity. The Fund also benefited from its positioning due to a steepening yield curve over the reporting period.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a negligible impact on performance during the reporting period. In addition, the Fund used high yield CDX swaps to hedge a portion of its high yield credit risk exposure. The effect of these activities on performance was negligible during the reporting period.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Credit Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. This Fund is subject to the risks of investing in loans, including senior loans and secured and unsecured junior loans. Unsecured loans are not backed by a security interest in collateral and involve a higher degree of risk than secured loans. Loans are also subject to settlement risk due to the lack of established settlement standards or remedies for failure to settle, and may have limited restrictive covenants on borrowers, which may weaken the Fund’s ability to access collateral securing the loan and enforce its rights as a lender. The Fund may also invest in a pool of loans through collateralized loan obligations (CLOs). In addition to the risks associated with loans and high yield securities, CLOs are subject to the risk that distributions from the collateral may not be adequate to make interest or other payments owed to the Fund. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred, hybrid or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, derivatives, illiquid investments, interest rate, market, and valuation risks, are described in detail in the Fund’s prospectus.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Credit Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of June 30, 2021*
	Inception Date	Average Annual			Expense Ratios**
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/30/01	16.01%	6.82%	5.08%	1.16%	1.04%
Class A Shares at maximum Offering Price	8/30/01	10.56%	5.79%	4.57%	—	—
Bloomberg Barclays High Yield 2% Issuer Capped Index	—	15.34%	7.47%	6.65%	—	—
Lipper Global High Yield Funds Classification Average	—	15.32%	6.13%	5.40%	—	—

Class C Shares	8/30/01	15.03%	6.03%	4.48%	1.91%	1.79%
Class I Shares	8/30/01	16.40%	7.08%	5.37%	0.90%	0.79%

*

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2021 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of June 30, 2021*
	Inception Date	Average Annual			Expense Ratios**
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	2/01/00	8.25%	5.25%	4.79%	0.97%	0.84%
Class A Shares at maximum Offering Price	2/01/00	3.69%	4.33%	4.33%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	(0.33)%	3.03%	3.39%	—	—
Lipper Multi-Sector Income Funds Classification Average	—	8.90%	4.70%	4.43%	—	—

Class C Shares	2/01/00	7.39%	4.46%	4.17%	1.72%	1.59%
Class I Shares	2/01/00	8.51%	5.51%	5.04%	0.72%	0.59%

		Total Returns as of June 30, 2021*
	Inception Date	Average Annual			Expense Ratios**
		1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	1/20/15	8.59%	5.61%	4.51%	0.63%	0.50%

*

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2021 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of June 30, 2021

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Credit Income Fund

	Share Class
	Class A¹	Class C	Class I
Dividend Yield	4.16%	3.64%	4.59%
SEC 30-Day Yield-Subsidized	3.88%	3.32%	4.32%
SEC 30-Day Yield-Unsubsidized	3.83%	3.28%	4.27%

Nuveen Strategic Income Fund

	Share Class
	Class A¹	Class C	Class R6	Class I
Dividend Yield	2.56%	1.93%	3.03%	2.94%
SEC 30-Day Yield-Subsidized	2.40%	1.76%	2.90%	2.76%
SEC 30-Day Yield-Unsubsidized	2.36%	1.61%	2.75%	2.61%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of June 30, 2021

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Credit Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	56.3%
Asset-Backed and Mortgage-Backed Securities	18.8%
Variable Rate Senior Loan Interests	12.1%
Sovereign Debt	4.8%
Contingent Capital Securities	3.0%
$1,000 Par (or similar) Institutional Preferred	2.1%
$25 Par (or similar) Retail Preferred	1.1%
Common Stocks	0.0%
Investments Purchased with Collateral from Securities Lending	2.7%
Repurchase Agreements	2.9%

Other Assets Less Liabilities	(3.8)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	16.9%

Hotels, Restaurants & Leisure	6.5%

Health Care Providers & Services	6.5%

Media	5.6%

Commercial Services & Supplies	5.0%

Airlines	3.8%

Real Estate Management & Development	3.7%

Electric Utilities	3.6%

Specialty Retail	3.4%

Auto Components	3.1%

Equity Real Estate Investment Trust	3.0%

Metals & Mining	2.8%

Software	2.6%

Diversified Financial Services	2.6%

Diversified Telecommunication Services	2.3%

Aerospace & Defense	1.9%

Personal Products	1.7%

Insurance	1.7%

Electronic Equipment, Instruments & Components	1.6%

Automobiles	1.6%

Other[1]	20.1%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	2.1%

BBB	6.1%

BB or Lower	83.1%

N/R (not rated)	8.7%
Total	100%

1	See Portfolio of Investments for details on “other” Corporate Bonds: Industries.

Holding Summaries as of June 30, 2021 (continued)

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	40.2%
Asset-Backed and Mortgage- Backed Securities	29.6%
Variable Rate Senior Loan Interests	9.0%
$1,000 Par (or similar) Institutional Preferred	7.8%
Sovereign Debt	5.1%
Contingent Capital Securities	4.2%
Municipal Bonds	0.8%
$25 Par (or similar) Retail Preferred	0.8%
U.S. Government and Agency Obligations	0.1%
Investments Purchased with Collateral from Securities Lending	1.1%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	17.2%
Oil, Gas & Consumable Fuels	15.4%
Capital Markets	6.2%
Diversified Financial Services	4.7%
Equity Real Estate Investment Trust	4.6%
Diversified Telecommunication Services	4.5%
Electric Utilities	3.8%
Chemicals	3.5%
Media	3.3%
Communications Equipment	2.8%
Specialty Retail	2.6%
Hotels, Restaurants & Leisure	2.4%
Aerospace & Defense	1.9%
Automobiles	1.7%
Health Care Providers & Services	1.5%
Independent Power & Renewable Electricity Producers	1.5%
Commercial Services & Supplies	1.4%
Pharmaceuticals	1.4%
Construction Materials	1.4%
Other[1]	18.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AAA	7.0%
AA	5.2%
A	10.6%
BBB	35.5%
BB or Lower	35.4%
N/R (not rated)	6.3%
Total	100%

1	See Portfolio of Investments for details on “other” Corporate Bonds: Industries.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2021.

The beginning of the period for the funds is January 1, 2021.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Credit Income Fund

	Share Class
	A Shares	C Shares	I Shares
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.65	$1,033.90	$1,038.77
Expenses Incurred During the Period	$5.05	$8.83	$3.79
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,021.08
Expenses Incurred During the Period	$5.01	$8.75	$3.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75% and 0.75% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R6 Shares	I Shares
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.08	$1,007.33	$1,011.99	$1,011.49
Expenses Incurred During the Period	$4.19	$7.91	$2.49	$2.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.63	$1,016.91	$1,022.32	$1,021.87
Expenses Incurred During the Period	$4.21	$7.95	$2.51	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.59%, 0.50% and 0.59% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of

Nuveen Credit Income Fund and Nuveen Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Credit Income Fund and Nuveen Strategic Income Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the five years in the period ended June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

August 26, 2021

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Credit Income Fund

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.2%

	CORPORATE BONDS – 56.3%

	Aerospace & Defense – 1.1%

$430	Bombardier Inc, 144A	7.125%	6/15/26	CCC	$450,210

950	Rolls-Royce PLC, 144A	5.750%	10/15/27	BB–	1,046,415

500	TransDigm Inc, 144A	4.625%	1/15/29	B–	500,175
1,880	Total Aerospace & Defense				1,996,800

	Airlines – 2.1%

937	Air Canada 2020-2 Class A Pass Through Trust, 144A	5.250%	4/01/29	A	1,016,234

911	Air Canada 2020-2 Class B Pass Through Trust, 144A	9.000%	10/01/25	BBB–	1,011,117

296	British Airways 2020-1 Class A Pass Through Trust, 144A	4.250%	11/15/32	A+	318,912

576	British Airways 2020-1 Class B Pass Through Trust, 144A	8.375%	11/15/28	BBB	665,289

857	United Airlines 2020-1 Class A Pass-Through Trust	5.875%	10/15/27	A	950,340
3,577	Total Airlines				3,961,892

	Auto Components – 1.7%

200	Alta Equipment Group Inc, 144A	5.625%	4/15/26	B–	205,234

295	Goodyear Tire & Rubber Co, 144A	5.000%	7/15/29	BB–	308,865

1,000	Goodyear Tire & Rubber Co, 144A	5.250%	7/15/31	BB–	1,045,000

750	Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV, 144A	5.000%	5/07/28	BB–	761,325

100	NESCO Holdings II Inc, 144A	5.500%	4/15/29	B	104,375

850	Tupy Overseas SA, 144A	4.500%	2/16/31	BB	846,821
3,195	Total Auto Components				3,271,620

	Automobiles – 0.9%

1,185	Ford Motor Credit Co LLC	3.625%	6/17/31	BB+	1,207,965

420	PM General Purchaser LLC, 144A	9.500%	10/01/28	B+	442,437
1,605	Total Automobiles				1,650,402

	Banks – 0.8%

750	Akbank TAS, 144A, (3)	5.125%	3/31/25	B+	753,750

750	Turkiye Vakiflar Bankasi TAO, 144A	6.500%	1/08/26	B+	767,100
1,500	Total Banks				1,520,850

	Beverages – 0.7%

1,375	Primo Water Holdings Inc, 144A	4.375%	4/30/29	B1	1,375,000

	Building Products – 0.4%

475	Cemex SAB de CV, 144A	5.125%	N/A (10)	B	490,295

285	SRS Distribution Inc, 144A	4.625%	7/01/28	B–	291,412
760	Total Building Products				781,707

	Capital Markets – 0.5%

1,000	Banco BTG Pactual SA/Cayman Islands, 144A	2.750%	1/11/26	Ba2	974,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 0.8%

$675	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B1	$703,687

750	Tronox Inc, 144A	4.625%	3/15/29	B	757,485
1,425	Total Chemicals				1,461,172

	Commercial Services & Supplies – 2.8%

750	Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 144A	4.625%	6/01/28	BB–	750,587

650	GFL Environmental Inc, 144A	4.750%	6/15/29	B–	674,895

565	Madison IAQ LLC, 144A	4.125%	6/30/28	B1	570,650

125	Madison IAQ LLC, 144A	5.875%	6/30/29	Caa1	127,188

500	Pitney Bowes Inc, 144A	6.875%	3/15/27	N/R	528,125

500	Pitney Bowes Inc, 144A	7.250%	3/15/29	BB	531,250

525	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	509,250

1,450	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	1,542,437
5,065	Total Commercial Services & Supplies				5,234,382

	Communications Equipment – 0.6%

425	Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B1	435,179

750	Vodafone Group PLC	4.125%	6/04/81	BB+	748,875
1,175	Total Communications Equipment				1,184,054

	Construction & Engineering – 0.2%

400	ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par, 144A, (3)	4.050%	4/27/26	BB+	411,200

	Construction Materials – 0.4%

700	Volcan Cia Minera SAA, 144A	4.375%	2/11/26	BB	693,000

	Distributors – 0.4%

675	BCPE Empire Holdings Inc, 144A	7.625%	5/01/27	CCC	691,268

	Diversified Financial Services – 1.5%

1,180	OneMain Finance Corp	3.500%	1/15/27	BB–	1,188,850

250	Putnam RE PTE Ltd, 144A, (1-Month U.S. Treasury Bill reference rate + 5.500% spread), (4)	5.541%	6/07/24	N/R	249,525

300	Sanders Re II Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.500% spread), (4)	3.541%	4/07/25	N/R	299,550

250	Sanders Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.500% spread), (4)	5.541%	4/07/22	N/R	218,750

750	Ursa Re II Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.250% spread), (4)	6.291%	12/07/23	N/R	773,550
2,730	Total Diversified Financial Services				2,730,225

	Diversified Telecommunication Services – 1.3%

750	Avaya Inc, 144A	6.125%	9/15/28	BB–	802,725

595	Switch Ltd, 144A	4.125%	6/15/29	BB	610,619

965	Vmed O2 UK Financing I PLC, 144A, (WI/DD)	4.750%	7/15/31	BB–	979,475
2,310	Total Diversified Telecommunication Services				2,392,819

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 2.0%

$600	Edison International	5.375%	N/A (10)	BB+	$604,380

750	Eskom Holdings SOC Ltd, 144A	7.125%	2/11/25	CCC+	791,250

750	Inkia Energy Ltd, 144A	5.875%	11/09/27	BB	773,445

750	Pampa Energia SA, Reg S	7.500%	1/24/27	B–	670,650

750	ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, Reg S	4.500%	7/14/28	Ba3	762,462

140	TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB	143,384
3,740	Total Electric Utilities				3,745,571

	Electronic Equipment, Instruments & Components – 0.9%

1,650	Imola Merger Corp, 144A	4.750%	5/15/29	BB	1,697,437

	Energy Equipment & Services – 0.8%

575	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	600,248

775	Genesis Energy LP / Genesis Energy Finance Corp	8.000%	1/15/27	B+	814,234

2,704	Metro Exploration Holding Corp	0.000%	12/29/69	N/R	271

447	Metro Exploration Holding Corp, (5)	0.000%	12/29/69	N/R	5
4,501	Total Energy Equipment & Services				1,414,758

	Equity Real Estate Investment Trust – 1.7%

750	MPH Acquisition Holdings LLC, 144A, (3)	5.750%	11/01/28	B–	753,682

375	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 144A	4.875%	5/15/29	B+	387,919

280	RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB-	282,800

1,150	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 144A	4.750%	4/15/28	BB+	1,147,125

590	XHR LP, 144A	4.875%	6/01/29	B	609,175
3,145	Total Equity Real Estate Investment Trust				3,180,701

	Food & Staples Retailing – 0.2%

350	United Natural Foods Inc, 144A	6.750%	10/15/28	B3	376,656

	Food Products – 0.7%

525	Amaggi Luxembourg International Sarl, 144A, (3)	5.250%	1/28/28	BB	550,468

775	Ulker Biskuvi Sanayi AS, 144A	6.950%	10/30/25	BB–	840,596
1,300	Total Food Products				1,391,064

	Gas Utilities – 0.1%

125	Suburban Propane Partners LP/Suburban Energy Finance Corp, 144A	5.000%	6/01/31	BB–	127,969

	Health Care Providers & Services – 3.7%

555	AHP Health Partners Inc, 144A	5.750%	7/15/29	CCC+	562,631

1,000	CHS/Community Health Systems Inc, 144A	6.875%	4/15/29	CCC	1,046,470

1,000	Global Medical Response Inc, 144A	6.500%	10/01/25	B	1,028,750

775	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	755,625

1,250	Team Health Holdings Inc, 144A	6.375%	2/01/25	CCC	1,188,825

2,125	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	2,264,485
6,705	Total Health Care Providers & Services				6,846,786

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 3.7%

$450	Boyd Gaming Corp, 144A	4.750%	6/15/31	B	$466,875

1,900	Carnival Corp, 144A	5.750%	3/01/27	B+	1,990,250

1,110	Cinemark USA Inc, 144A	5.250%	7/15/28	B	1,137,750

420	Constellation Merger Sub Inc, 144A	8.500%	9/15/25	Caa3	413,326

620	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	B2	633,950

425	Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B1	430,844

550	NCL Corp Ltd, 144A	5.875%	3/15/26	B–	576,125

425	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	5.250%	5/15/27	BB–	456,492

750	Wynn Macau Ltd, 144A	5.625%	8/26/28	BB–	781,875
6,650	Total Hotels, Restaurants & Leisure				6,887,487

	Household Durables – 0.2%

325	WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B–	339,333

	Independent Power & Renewable Electricity Producers – 0.6%

750	Greenko Dutch BV, 144A	3.850%	3/29/26	Ba1	767,250

400	Investment Energy Resources Ltd, 144A	6.250%	4/26/29	BB–	432,500
1,150	Total Independent Power & Renewable Electricity Producers				1,199,750

	Insurance – 0.9%

700	Acrisure LLC / Acrisure Finance Inc, 144A	4.250%	2/15/29	B	691,250

500	First Coast Re III Pte Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.000% spread), (4)	6.041%	4/07/25	N/R	500,400

550	Residential Reinsurance 2020 Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.510% spread), (4)	6.551%	12/06/24	N/R	557,150
1,750	Total Insurance				1,748,800

	IT Services – 0.3%

500	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	517,270

	Leisure Products – 0.4%

775	Academy Ltd, 144A	6.000%	11/15/27	B+	828,281

	Marine – 0.4%

750	Hidrovias International Finance SARL, 144A, (3)	4.950%	2/08/31	BB	762,094

	Media – 3.1%

950	Altice Financing SA, 144A	5.000%	1/15/28	B	931,162

835	Clear Channel Outdoor Holdings Inc, 144A	7.500%	6/01/29	CCC	864,506

775	DISH DBS Corp, 144A	5.125%	6/01/29	B2	765,258

750	Getty Images Inc, 144A	9.750%	3/01/27	CCC+	804,375

945	iHeartCommunications Inc	8.375%	5/01/27	CCC+	1,012,331

425	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	BB+	439,344

500	Radiate Holdco LLC / Radiate Finance Inc, 144A	6.500%	9/15/28	CCC+	525,325

500	Univision Communications Inc, 144A	4.500%	5/01/29	B1	503,750
5,680	Total Media				5,846,051

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 1.6%

$700	First Quantum Minerals Ltd, 144A	7.500%	4/01/25	B	$726,250

750	Indika Energy Capital IV Pte Ltd, 144A	8.250%	10/22/25	Ba3	796,425

560	Joseph T Ryerson & Son Inc, 144A	8.500%	8/01/28	B	621,600

250	Taseko Mines Ltd, 144A	7.000%	2/15/26	B–	260,625

500	Warrior Met Coal Inc, 144A, (3)	8.000%	11/01/24	BB	507,500
2,760	Total Metals & Mining				2,912,400

	Mortgage Real Estate Investment Trust – 0.3%

565	Starwood Property Trust Inc, 144A, (WI/DD)	3.625%	7/15/26	Ba3	569,238

	Multiline Retail – 0.4%

750	JSM Global Sarl, 144A	4.750%	10/20/30	Ba1	777,855

	Oil, Gas & Consumable Fuels – 9.5%

665	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.375%	6/15/29	BB–	693,262

439	Antero Resources Corp, 144A	8.375%	7/15/26	BB–	499,363

925	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	5.875%	6/30/29	B	925,000

1,140	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,169,925

180	DT Midstream Inc, 144A	4.125%	6/15/29	BB+	182,759

150	DT Midstream Inc, 144A	4.375%	6/15/31	BB+	153,269

150	EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	158,459

800	EQM Midstream Partners LP, 144A	6.500%	7/01/27	BB	892,000

220	Geopark Ltd, 144A	6.500%	9/21/24	B+	226,877

250	Geopark Ltd, 144A, (3)	5.500%	1/17/27	B+	252,503

200	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	5.750%	2/01/29	BB–	208,500

175	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.000%	2/01/31	BB–	185,500

750	Hunt Oil Co of Peru LLC Sucursal Del Peru, 144A	6.375%	6/01/28	BBB	791,250

500	Kosmos Energy Ltd, 144A, (3)	7.500%	3/01/28	B+	493,750

675	MEG Energy Corp, 144A	5.875%	2/01/29	BB–	703,687

815	Murphy Oil Corp	5.875%	12/01/27	BB+	850,615

700	New Fortress Energy Inc, 144A	6.500%	9/30/26	BB–	715,260

350	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	367,500

1,000	Occidental Petroleum Corp	8.500%	7/15/27	Ba2	1,259,200

900	Occidental Petroleum Corp	8.875%	7/15/30	Ba2	1,203,651

375	OQ SAOC, 144A	5.125%	5/06/28	BB–	376,899

175	PBF Holding Co LLC / PBF Finance Corp, 144A, (3)	9.250%	5/15/25	BB	176,293

750	Peru LNG Srl, 144A	5.375%	3/22/30	BB–	646,875

965	Saka Energi Indonesia PT, 144A	4.450%	5/05/24	B+	914,337

750	SierraCol Energy Andina LLC, 144A	6.000%	6/15/28	B1	759,150

500	SM Energy Co	5.625%	6/01/25	B	495,000

120	SM Energy Co, (3)	6.500%	7/15/28	B	123,300

800	Southwestern Energy Co	7.500%	4/01/26	BB	847,000

520	SunCoke Energy Inc, 144A	4.875%	6/30/29	BB	519,350

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$225	Sunoco LP / Sunoco Finance Corp, 144A	4.500%	5/15/29	BB	$228,938

750	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	801,210
16,914	Total Oil, Gas & Consumable Fuels				17,820,682

	Personal Products – 1.0%

1,325	Coty Inc, 144A	5.000%	4/15/26	B	1,343,523

450	Natura Cosmeticos SA, 144A	4.125%	5/03/28	BB	461,250
1,775	Total Personal Products				1,804,773

	Pharmaceuticals – 0.8%

650	Bausch Health Cos Inc, 144A	4.875%	6/01/28	BB	665,275

350	Endo Luxembourg Finance Co I Sarl / Endo US Inc, 144A	6.125%	4/01/29	B	343,000

300	Organon & Co, 144A	4.125%	4/30/28	BB	305,940

200	Organon & Co, 144A	5.125%	4/30/31	BB–	206,040
1,500	Total Pharmaceuticals				1,520,255

	Real Estate Management & Development – 2.1%

750	Agile Group Holdings Ltd, Reg S	5.500%	5/17/26	BB–	725,950

750	Arabian Centres Sukuk II Ltd, 144A	5.625%	10/07/26	BB+	796,665

475	Howard Hughes Corp, 144A	4.125%	2/01/29	BB	475,009

550	Kennedy-Wilson Inc	4.750%	3/01/29	BB	566,500

575	Kennedy-Wilson Inc	5.000%	3/01/31	BB	591,531

750	Logan Group Co Ltd, Reg S	4.500%	1/13/28	BB	726,436
3,850	Total Real Estate Management & Development				3,882,091

	Software – 1.5%

470	Clarivate Science Holdings Corp, 144A	3.875%	6/30/28	B1	474,282

1,715	Elastic NV, 144A	4.125%	7/15/29	B+	1,715,000

600	Rocket Software Inc, 144A	6.500%	2/15/29	CCC	595,368
2,785	Total Software				2,784,650

	Specialty Retail – 1.9%

600	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B–	594,750

675	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B–	666,562

800	LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB–	820,000

475	Magic Mergeco Inc, 144A	5.250%	5/01/28	Ba3	487,317

1,000	Staples Inc, 144A	7.500%	4/15/26	B	1,035,735
3,550	Total Specialty Retail				3,604,364

	Technology Hardware, Storage & Peripherals – 0.6%

500	Diebold Nixdorf Inc, (3)	8.500%	4/15/24	CCC	511,875

500	Diebold Nixdorf Inc, 144A	9.375%	7/15/25	B–	554,375
1,000	Total Technology Hardware, Storage & Peripherals				1,066,250

	Trading Companies & Distributors – 0.3%

500	Air Lease Corp, (3)	4.650%	N/A (10)	BB+	518,125

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.4%

$750	Millicom International Cellular SA, 144A	4.500%	4/27/31	BB+	$776,250
$106,882	Total Corporate Bonds (cost $104,293,615)				105,277,832

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 18.8%

$1,250	Affirm Asset Securitization Trust 2021-A, 144A	5.650%	8/15/25	N/R	$1,264,365

500	Aimco CLO 11 Ltd, 144A, (3-Month LIBOR reference rate + 7.250% spread), (4)	7.434%	10/15/31	BB–	500,458

250	Aimco CLO 12 Ltd, 144A, (3-Month LIBOR reference rate + 6.750% spread), (4)	6.976%	1/17/32	BB–	249,384

1,000	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (4)	4.073%	4/15/34	BB–	1,008,288

750	Avis Budget Rental Car Funding AESOP LLC, 144A	4.950%	3/20/25	Baa2	809,640

1,000	Battalion CLO VIII Ltd, 144A, (3-Month LIBOR reference rate + 6.750% spread), (4)	6.940%	7/18/30	Ba2	992,143

1,000	Benchmark 2020-B18 Mortgage Trust, 144A	4.139%	7/15/53	B–	1,014,319

3	Carvana Auto Receivables Trust, 144A	0.000%	5/10/28	N/R	1,229,100

887	Castlelake Aircraft Structured Trust 2021-1, 144A	6.656%	1/15/46	Baa2	941,394

625	CIFC Funding 2020-II Ltd, 144A, (3-Month LIBOR reference rate + 7.635% spread), (4)	7.823%	8/24/32	BB–	627,536

625	CIFC Funding 2020-II Ltd, 144A, (3-Month LIBOR reference rate + 4.250% spread), (4)	4.438%	8/24/32	BBB–	627,381

1,000	COMM 2014-CCRE15 Mortgage Trust, 144A	4.865%	2/10/47	Baa3	1,042,461

1,000	COMM 2014-CCRE19 Mortgage Trust, 144A	4.865%	8/10/47	BBB–	989,661

1,000	COMM 2014-UBS3 Mortgage Trust, 144A	4.927%	6/10/47	N/R	1,010,473

485	COMM 2015-CCRE25 Mortgage Trust	3.932%	8/10/48	BB	456,768

200	COMM 2019-GC44 Mortgage Trust, 144A	2.500%	8/15/57	BBB	177,814

20,300	DOLP Trust 2021-NYC, 144A, (I/O)	0.665%	5/10/41	A–	1,007,830

2,252	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.802%	10/25/55	N/R	474,469

100	Freddie Mac STACR Remic Trust 2020-DNA2, 144A, (1-Month LIBOR reference rate + 2.500% spread), (4)	2.592%	2/25/50	B	100,247

300	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 4.000% spread), (4)	4.018%	11/25/50	B2	313,948

1,000	GS Mortgage Securities Corp Trust 2017-SLP, 144A	4.744%	10/10/32	B	997,506

230	GS Mortgage Securities Trust 2019-GC40, 144A	3.668%	7/10/52	BB–	234,233

180	GS Mortgage Securities Trust 2019-GC40, 144A	3.668%	7/10/52	B–	179,981

555	HIN Timeshare Trust 2020-A, 144A	5.500%	10/09/39	BB	577,374

713	HIN Timeshare Trust 2020-A, 144A	6.500%	10/09/39	B	732,089

800	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.705%	9/15/47	BBB	791,054

500	JPMBB Commercial Mortgage Securities Trust 2015-C29	4.337%	5/15/48	A–	494,857

1,000	JPMCC Commercial Mortgage Securities Trust 2017-JP7, 144A	4.545%	9/15/50	BBB	1,015,771

1,000	MAPS 2021-1 Trust, 144A	5.437%	6/15/46	Ba1	999,564

1,700	Mosaic Solar Loan Trust 2020-1, 144A	0.000%	4/20/46	N/R	1,445,000

575	Mosaic Solar Loan Trust 2020-2, 144A	5.420%	8/20/46	N/R	591,175

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$576	MVW 2020-1 LLC, 144A			7.140%	10/20/37	BB	$631,170

1,000	Neuberger Berman CLO XVI-S Ltd, 144A, (3-Month LIBOR reference rate + 8.290% spread), (4)			1.000%	4/15/34	B–	973,209

500	Neuberger Berman Loan Advisers CLO 35 Ltd, 144A, (3-Month LIBOR reference rate + 7.000% spread), (4)			7.190%	1/19/33	BB–	501,568

1,000	Oportun Funding XIV LLC, 144A			5.400%	3/08/28	N/R	999,997

750	Oportun Issuance Trust 2021-B, 144A			5.410%	5/08/31	N/R	751,677

1,000	Palmer Square CLO 2019-1 Ltd, 144A, (3-Month LIBOR reference rate + 8.500% spread), (4)			8.654%	11/14/32	B–	992,436

250	Purchasing Power Funding 2021-A LLC, 144A			4.370%	10/15/25	N/R	249,795

1,000	Regional Management Issuance Trust 2021-1, 144A			5.070%	3/17/31	BB–	992,057

820	Sierra Timeshare 2020-2 Receivables Funding LLC, 144A			6.590%	7/20/37	BB	866,458

1,000	SLG Office Trust 2021-OVA, 144A			2.851%	7/15/41	N/R	931,360

500	TCW CLO 2019-1 AMR Ltd, 144A, (3-Month LIBOR reference rate + 6.750% spread), (4)			6.906%	2/15/29	BB–	500,008

750	Thayer Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 8.870% spread), (4)			1.000%	4/20/34	B–	720,056

961	Vivint Solar Financing V LLC, 144A			7.370%	4/30/48	N/R	1,020,134

1,000	VNDO Mortgage Trust, Series 2016-350P, 144A			4.033%	1/10/35	BB–	975,091

1,135	VR Funding LLC, 144A			6.420%	11/15/50	N/R	1,144,938
$55,022	Total Asset-Backed and Mortgage-Backed Securities (cost $34,450,865)						35,146,237

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 12.1% (6)

	Airlines – 0.5%

$500	SkyMiles IP Ltd., Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	$528,783

499	United Airlines, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	4/21/28	Ba1	505,989
999	Total Airlines						1,034,772

	Auto Components – 0.0%

100	Truck Hero, Inc., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/24/28	B2	99,894

	Beverages – 0.3%

500	City Brewing Company, LLC, Term Loan	4.250%	3-Month LIBOR	3.500%	4/05/28	B+	503,125

	Commercial Services & Supplies – 1.6%

374	Amentum Government Services Holdings LLC, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	378,271

219	Gopher Resource, LLC, Term Loan, First Lien	4.250%	1-Month LIBOR	3.250%	1/28/25	B	196,565

672	PAE Holding Corporation, Term Loan B	5.250%	1-Month LIBOR	4.500%	10/19/27	B	674,563

1,538	Spin Holdco Inc., Term Loan, (DD1)	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	1,542,405

199	TMK Hawk Parent Corp., Term Loan, First Lien	3.595%	1-Month LIBOR	3.500%	8/30/24	CC	161,163
3,002	Total Commercial Services & Supplies						2,952,967

	Construction & Engineering – 0.3%

500	Aegion Corporation, Term Loan	5.500%	3-Month LIBOR	4.750%	5/17/28	B	506,250

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Containers & Packaging – 0.1%

$137	Graham Packaging Company Inc., Term Loan	3.750%	1-Month LIBOR	3.000%	8/04/27	B1	$136,849

	Diversified Financial Services – 0.3%

569	IG Investment Holdings, LLC, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	5/23/25	B2	570,551

	Food & Staples Retailing – 0.3%

496	Shearer’s Foods, Inc., Term Loan	4.250%	3-Month LIBOR	3.500%	8/01/27	B2	497,288

	Health Care Providers & Services – 0.8%

150	eResearchTechnology, Inc., Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	2/04/27	B2	150,488

950	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	958,165

373	US Radiology Specialists, Inc., Term Loan	5.647%	3-Month LIBOR	5.500%	12/15/27	B–	375,923
1,473	Total Health Care Providers & Services						1,484,576

	Hotels, Restaurants & Leisure – 1.2%

1,000	ClubCorp Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	963,010

1,244	Life Time Fitness Inc, Term Loan B	5.750%	3-Month LIBOR	4.750%	12/15/24	B–	1,251,523
2,244	Total Hotels, Restaurants & Leisure						2,214,533

	Insurance – 0.3%

16	OneDigital Borrower LLC, Delayed Draw Term Loan, (8)	5.250%	3-Month LIBOR	5.250%	10/29/27	N/R	15,709

483	OneDigital Borrower LLC, Term Loan	5.250%	3-Month LIBOR	4.500%	10/29/27	N/R	485,783
499	Total Insurance						501,492

	Internet & Direct Marketing Retail – 0.2%

474	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	474,590

	IT Services – 1.0%

496	Ahead Data Blue, LLC, Term Loan B	4.500%	2-Month LIBOR	3.750%	10/16/27	B+	497,570

500	McAfee, LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	500,438

862	Syniverse Holdings, Inc., Term Loan, First Lien	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	855,528
1,858	Total IT Services						1,853,536

	Machinery – 0.1%

248	Blount International Inc., Term Loan B	4.750%	1-Month LIBOR	3.750%	4/12/23	B2	249,174

	Media – 0.1%

124	Radiate Holdco, LLC, Term Loan	4.250%	1-Month LIBOR	3.500%	9/25/26	B1	124,645

	Oil, Gas & Consumable Fuels – 0.2%

325	DT Midstream Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	325,957

	Pharmaceuticals – 1.2%

716	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	692,659

298	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB–	299,993

750	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	5/08/28	BB+	753,221

500	Organon & Co, Term Loan	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	501,147
2,264	Total Pharmaceuticals						2,247,020

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Professional Services – 1.1%

$744	Da Vinci Purchaser Corp., Term Loan	5.000%	3-Month LIBOR	4.000%	11/26/26	B	$746,985

983	Dun & Bradstreet Corporation, Term Loan	3.345%	1-Month LIBOR	3.250%	2/08/26	BB+	979,043

386	Nielsen Consumer Inc., Term Loan B	4.080%	1-Month LIBOR	4.000%	3/05/28	BB	387,739
2,113	Total Professional Services						2,113,767

	Real Estate Management & Development – 0.4%

748	North American Lifting Holdings, Inc., Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	782,726

	Semiconductors & Semiconductor Equipment – 0.2%

355	Ultra Clean Holdings, Inc, Term Loan B	3.854%	1-Month LIBOR	3.750%	8/27/25	B1	356,562

	Software – 0.6%

350	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	352,537

199	Camelot U.S. Acquisition 1 Co., Incremental Term Loan B	4.000%	1-Month LIBOR	3.000%	10/31/26	B1	199,394

572	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	573,318
1,121	Total Software						1,125,249

	Specialty Retail – 1.0%

496	Great Outdoors Group, LLC, Term Loan B	5.000%	6-Month LIBOR	4.250%	3/05/28	B+	498,658

467	Jo-Ann Stores, Inc., Term Loan	6.000%	1-Month LIBOR	5.000%	10/16/23	B	467,425

825	PetSmart, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	2/12/28	BB–	826,650

175	WOOF Holdings, Inc, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	12/21/27	B2	174,854
1,963	Total Specialty Retail						1,967,587

	Wireless Telecommunication Services – 0.3%

500	GOGO Intermediate Holdings LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	4/30/28	B–	499,875
$22,612	Total Variable Rate Senior Loan Interests (cost $22,204,235)						22,622,985

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 4.8%

	Armenia – 0.4%

$750	Republic of Armenia International Bond, 144A			3.600%	2/02/31	Ba3	$707,820

	Barbados – 0.4%

750	Barbados Government International Bond, 144A			6.500%	10/01/29	B–	757,500

	Dominican Republic – 0.4%

750	Dominican Republic International Bond, 144A			4.875%	9/23/32	BB–	772,500

	Egypt – 0.3%

600	Egypt Government International Bond, 144A			5.875%	2/16/31	B+	582,600

	El Salvador – 0.4%

750	El Salvador Government International Bond, 144A, (3)			6.375%	1/18/27	B+	676,875

	Ghana – 0.4%

750	Ghana Government International Bond, 144A			8.625%	4/07/34	B	773,655

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Jordan – 0.4%

$750	Jordan Government International Bond, 144A, (3)	4.950%	7/07/25	BB–	$778,275

	Mongolia – 0.4%

750	Mongolia Government International Bond, 144A, (WI/DD)	3.500%	7/07/27	N/R	737,216

	Morocco – 0.4%

750	Morocco Government International Bond, 144A	3.000%	12/15/32	BB+	723,330

	Oman – 0.4%

750	Oman Government International Bond, 144A	6.750%	10/28/27	Ba3	840,000

	Tunisia – 0.5%

1,000	Banque Centrale de Tunisie International Bond, 144A	5.750%	1/30/25	B	930,600

	Uzbekistan – 0.4%

750	Republic of Uzbekistan Bond, 144A	3.700%	11/25/30	BB–	745,965
$9,100	Total Sovereign Debt (cost $8,927,811)				9,026,336

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 3.0% (9)

	Banks – 2.6%

$600	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (10)	Ba2	$653,250

600	Banco Santander SA	4.750%	N/A (10)	Ba1	607,200

410	Barclays PLC	6.125%	N/A (10)	BBB–	454,329

600	Credit Suisse Group AG, 144A	5.250%	N/A (10)	BB+	634,500

500	Danske Bank A/S, Reg S	4.375%	N/A (10)	BBB–	505,000

700	Intesa Sanpaolo SpA, 144A	7.700%	N/A (10)	BB–	801,934

400	Natwest Group PLC	8.000%	N/A (10)	BBB–	473,028

300	Societe Generale SA, 144A	4.750%	N/A (10)	BB+	310,875

400	UniCredit SpA, Reg S	8.000%	N/A (10)	B+	445,000
4,510	Total Banks				4,885,116

	Capital Markets – 0.4%

750	Deutsche Bank AG	6.000%	N/A (10)	BB–	792,188
$5,260	Total Contingent Capital Securities (cost $5,338,067)				5,677,304

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 2.1%

	Automobiles – 0.4%

$600	General Motors Financial Co Inc	5.700%	N/A (10)	BB+	$672,000

	Consumer Finance – 0.3%

500	Ally Financial Inc	4.700%	N/A (10)	BB–	517,850

	Energy Equipment & Services – 0.0%

38	Sanjel Corporation, 144A, (5), (11)	7.500%	6/19/19	N/R	—

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 0.6%

$600	Assurant Inc	7.000%	3/27/48	BB+	$692,922

500	Enstar Finance LLC	5.750%	9/01/40	BB+	530,625
1,100	Total Insurance				1,223,547

	Oil, Gas & Consumable Fuels – 0.3%

525	Energy Transfer LP	6.500%	N/A (10)	BB	535,238

	Trading Companies & Distributors – 0.5%

850	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	907,375
$3,613	Total $1,000 Par (or similar) Institutional Preferred (cost $3,534,620)				3,856,010

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.1%

	Banks – 0.4%

25,000	Wintrust Financial Corp	6.875%		BB	$706,500

	Food Products – 0.2%

15,000	CHS Inc, (3)	6.750%		N/R	425,550

	Insurance – 0.1%

12,000	Assurant Inc	5.250%		BB+	324,480

	Oil, Gas & Consumable Fuels – 0.4%

30,000	NuStar Energy LP, (3)	8.500%		B2	727,500
	Total $25 Par (or similar) Retail Preferred (cost $1,901,179)				2,184,030

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Energy Equipment & Services – 0.0%

6	Golden Close Maritime Corp Ltd, (5), (12)				$—

	Road & Rail – 0.0%

8,907	Jack Cooper Enterprises Inc, (5), (12)				89
	Total Common Stocks (cost $51)				89
	Total Long-Term Investments (cost $180,650,443)				183,790,823

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.7%

	MONEY MARKET FUNDS – 2.7%

4,981,019	State Street Navigator Securities Lending Government Money Market Portfolio, (13)	0.020% (14)			$4,981,019
	Total Investments Purchased with Collateral from Securities Lending (cost $4,981,019)				4,981,019

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.9%

	REPURCHASE AGREEMENTS – 2.9%

$5,452	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $5,452,369, collateralized by $4,939,200, U.S. Treasury Notes, 0.125%, due 4/15/22, value $5,561,435	0.000%	7/01/21	$5,452,369
	Total Short-Term Investments (cost $5,452,369)			5,452,369
	Total Investments (cost $191,083,831) – 103.8%			194,224,211
	Other Assets Less Liabilities – (3.8)%			(7,119,292)
	Net Assets – 100%			$187,104,919

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,828,773.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(9)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(10)	Perpetual security. Maturity date is not applicable.

(11)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(12)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(13)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund.

(14)	The rate shown is the one-day yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SOFR30A	30 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Income Fund

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.6%

	CORPORATE BONDS – 40.2%

	Aerospace & Defense – 0.8%

$2,625	Boeing Co	2.196%	2/04/26	Baa2	$2,650,090

500	Boeing Co	3.625%	2/01/31	Baa2	537,764

670	Boeing Co	3.250%	2/01/35	Baa2	677,453

350	Embraer Netherlands Finance BV, 144A	6.950%	1/17/28	BB+	400,313

515	Raytheon Technologies Corp	2.250%	7/01/30	A–	523,348

200	Rolls-Royce PLC, 144A	5.750%	10/15/27	BB–	220,298
4,860	Total Aerospace & Defense				5,009,266

	Airlines – 0.5%

786	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	A–	800,031

444	British Airways 2020-1 Class A Pass Through Trust, 144A	4.250%	11/15/32	A+	478,368

432	British Airways 2020-1 Class B Pass Through Trust, 144A	8.375%	11/15/28	BBB	498,967

175	Delta Air Lines Inc, 144A	7.000%	5/01/25	Baa2	204,223

1,285	United Airlines 2020-1 Class A Pass-Through Trust	5.875%	10/15/27	A	1,425,510
3,122	Total Airlines				3,407,099

	Auto Components – 0.3%

600	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	617,538

90	Clarios Global LP, 144A	6.750%	5/15/25	B1	95,848

150	Dana Inc	4.250%	9/01/30	BB+	154,313

1,000	Goodyear Tire & Rubber Co	5.250%	4/30/31	BB–	1,043,750
1,840	Total Auto Components				1,911,449

	Automobiles – 0.7%

250	Ford Motor Co	9.000%	4/22/25	BB+	308,217

200	Ford Motor Credit Co LLC	4.000%	11/13/30	BB+	209,500

795	Ford Motor Credit Co LLC	3.625%	6/17/31	BB+	810,407

2,845	General Motors Financial Co Inc	3.600%	6/21/30	BBB	3,080,428
4,090	Total Automobiles				4,408,552

	Banks – 6.9%

375	African Export-Import Bank, 144A	2.634%	5/17/26	Baa1	379,578

750	Akbank TAS, 144A, (3)	6.800%	2/06/26	B+	790,485

600	Banco de Credito del Peru, 144A	3.250%	9/30/31	BBB	594,000

2,435	Banco Santander SA	3.800%	2/23/28	A–	2,691,975

200	Banco Santander SA	2.749%	12/03/30	BBB+	198,124

425	Bancolombia SA	3.000%	1/29/25	Baa2	436,475

750	Banistmo SA, 144A	4.250%	7/31/27	Baa3	790,312

1,060	Bank of America Corp	3.559%	4/23/27	AA–	1,160,937

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,105	Bank of America Corp	3.248%	10/21/27	AA–	$1,198,637

3,662	Bank of America Corp	3.419%	12/20/28	AA–	3,988,319

1,225	Bank of America Corp	1.898%	7/23/31	AA–	1,191,003

1,660	Bank of America Corp	1.922%	10/24/31	AA–	1,617,762

850	Banque Ouest Africaine de Developpement, 144A	5.000%	7/27/27	Baa1	945,601

2,865	Barclays PLC	3.650%	3/16/25	A	3,102,165

2,010	BNP Paribas SA, 144A	4.375%	5/12/26	A–	2,236,756

750	Caelus Re VI Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.500% spread), (4)	5.541%	6/07/23	N/R	767,550

1,575	Citigroup Inc	4.300%	11/20/26	BBB+	1,777,952

1,210	Citigroup Inc	4.450%	9/29/27	BBB+	1,382,420

2,080	Citigroup Inc	2.666%	1/29/31	A	2,146,624

970	Citigroup Inc	2.572%	6/03/31	A	997,182

675	Development Bank of Kazakhstan JSC, 144A	2.950%	5/06/31	BBB	671,625

675	Grupo Aval Ltd, 144A	4.375%	2/04/30	BBB–	667,204

1,465	HSBC Holdings PLC	2.099%	6/04/26	A+	1,505,532

815	HSBC Holdings PLC	4.375%	11/23/26	A–	918,994

915	HSBC Holdings PLC	2.804%	5/24/32	A+	939,018

2,100	ING Groep NV	3.950%	3/29/27	A+	2,362,480

695	JPMorgan Chase & Co	3.702%	5/06/30	AA–	776,094

600	JPMorgan Chase & Co	2.956%	5/13/31	A	630,304

1,705	Natwest Group PLC	3.032%	11/28/35	BBB+	1,707,728

400	Societe Generale SA, 144A	2.889%	6/09/32	A–	404,768

1,560	Wells Fargo & Co	2.879%	10/30/30	A+	1,651,990

3,500	Wells Fargo & Co	3.900%	N/A (11)	Baa2	3,623,550

1,500	Zions Bancorp NA	3.250%	10/29/29	BBB	1,572,057
43,162	Total Banks				45,825,201

	Beverages – 0.4%

500	Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A	3.375%	6/29/28	BBB–	500,650

500	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.900%	2/01/46	BBB+	632,875

825	Constellation Brands Inc	2.875%	5/01/30	BBB	865,139

375	Primo Water Holdings Inc, 144A	4.375%	4/30/29	B1	375,000

175	Triton Water Holdings Inc, 144A	6.250%	4/01/29	CCC+	175,438
2,375	Total Beverages				2,549,102

	Biotechnology – 0.2%

925	AbbVie Inc	3.200%	11/21/29	BBB+	1,004,591

	Building Products – 0.1%

625	Cemex SAB de CV, 144A	5.125%	N/A (11)	B	645,125

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 2.5%

$2,000	Banco BTG Pactual SA/Cayman Islands, 144A	2.750%	1/11/26	Ba2	$1,949,000

3,500	Charles Schwab Corp	4.000%	N/A (11)	BBB	3,648,750

300	Compass Group Diversified Holdings LLC, 144A	5.250%	4/15/29	B+	312,000

250	Credit Suisse Group AG, 144A	3.091%	5/14/32	A–	257,563

1,250	ENN Clean Energy International Investment Ltd, 144A	3.375%	5/12/26	BBB–	1,274,262

2,295	Goldman Sachs Group Inc	4.250%	10/21/25	BBB+	2,565,600

350	LPL Holdings Inc, 144A	4.000%	3/15/29	BB	351,565

850	LPL Holdings Inc, 144A	4.375%	5/15/31	BB	859,562

4,635	Morgan Stanley	3.950%	4/23/27	Baa1	5,179,002
15,430	Total Capital Markets				16,397,304

	Chemicals – 1.4%

2,185	Agrium Inc	3.375%	3/15/25	BBB	2,303,143

500	Alpek SAB de CV, 144A	4.250%	9/18/29	Baa3	542,505

500	Equate Petrochemical BV, 144A	2.625%	4/28/28	BBB	505,000

1,000	LG Chem Ltd, 144A, (WI/DD)	1.375%	7/07/26	BBB+	991,415

1,350	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BB–	1,444,500

720	OCI NV, 144A	4.625%	10/15/25	BB	750,827

325	OCP SA, 144A	3.750%	6/23/31	BB+	328,088

1,625	Orbia Advance Corp SAB de CV, 144A	1.875%	5/11/26	BBB	1,643,687

100	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B1	104,250

725	Sasol Financing USA LLC	4.375%	9/18/26	BB	748,925
9,030	Total Chemicals				9,362,340

	Commercial Services & Supplies – 0.6%

1,275	ADT Security Corp, 144A	4.875%	7/15/32	BB–	1,343,518

400	GFL Environmental Inc, 144A	3.750%	8/01/25	BB–	411,000

100	GFL Environmental Inc, 144A	5.125%	12/15/26	BB–	105,792

625	GFL Environmental Inc, 144A	3.500%	9/01/28	BB–	623,438

565	Madison IAQ LLC, 144A	4.125%	6/30/28	B1	570,650

250	Pitney Bowes Inc, 144A, (3)	7.250%	3/15/29	BB	265,625

125	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	121,250

375	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	398,906
3,715	Total Commercial Services & Supplies				3,840,179

	Communications Equipment – 1.1%

550	AT&T Inc	3.300%	2/01/52	BBB+	535,099

650	Gray Television Inc, 144A	4.750%	10/15/30	BB–	647,744

425	Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B1	435,179

1,000	Network i2i Ltd, 144A, (3)	3.975%	N/A (11)	BB	1,000,500

1,010	T-Mobile USA Inc	3.875%	4/15/30	BBB–	1,128,998

1,100	T-Mobile USA Inc	2.250%	11/15/31	BBB–	1,085,117

2,500	Vodafone Group PLC	4.125%	6/04/81	BB+	2,496,250
7,235	Total Communications Equipment				7,328,887

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction & Engineering – 0.1%

$400	ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par, 144A, (3)	4.050%	4/27/26	BB+	$411,200

	Construction Materials – 0.5%

450	Cemex SAB de CV, 144A	7.375%	6/05/27	BB	507,960

600	Cemex SAB de CV, 144A	5.450%	11/19/29	BB	659,700

500	Cemex SAB de CV, 144A	3.875%	7/11/31	BB	508,250

750	Gates Global LLC / Gates Corp, 144A	6.250%	1/15/26	B	785,636

750	UltraTech Cement Ltd, 144A	2.800%	2/16/31	Baa3	725,048

450	Volcan Cia Minera SAA, 144A, (3)	4.375%	2/11/26	BB	445,500
3,500	Total Construction Materials				3,632,094

	Consumer Finance – 0.2%

1,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	1,035,000

425	OneMain Finance Corp	5.375%	11/15/29	BB–	462,289
1,425	Total Consumer Finance				1,497,289

	Containers & Packaging – 0.5%

1,910	Amcor Flexibles North America Inc	2.690%	5/25/31	BBB	1,948,039

200	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 144A	3.250%	9/01/28	BB+	199,420

200	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 144A, (3)	4.000%	9/01/29	BB–	198,315

1,200	Berry Global Inc, 144A	1.570%	1/15/26	BBB–	1,200,360
3,510	Total Containers & Packaging				3,546,134

	Distributors – 0.1%

625	H&E Equipment Services Inc, 144A	3.875%	12/15/28	BB–	615,000

	Diversified Financial Services – 1.9%

625	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	BBB	662,354

450	DAE Funding LLC, 144A	3.375%	3/20/28	Baa3	459,936

4,460	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	5,345,227

425	Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B+	439,212

375	Indian Railway Finance Corp Ltd, 144A	3.249%	2/13/30	BBB–	379,840

1,345	OneMain Finance Corp	3.500%	1/15/27	BB–	1,355,088

250	Putnam RE PTE Ltd, 144A, (1-Month U.S. Treasury Bill reference rate + 5.500% spread), (4)	5.541%	6/07/24	N/R	249,525

2,000	Quicken Loans LLC, 144A	5.250%	1/15/28	BB+	2,100,000

300	Sanders Re II Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.500% spread), (4)	3.541%	4/07/25	N/R	299,550

250	Sanders Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.500% spread), (4)	5.541%	4/07/22	N/R	218,750

500	Sierra Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.250% spread), (4)	3.291%	12/28/22	N/R	505,200

500	Ursa Re II Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.750% spread), (4)	3.791%	12/07/23	N/R	518,550
11,480	Total Diversified Financial Services				12,533,232

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 1.8%

$775	Altice France SA/France, 144A	5.125%	7/15/29	B	$778,798

3,950	AT&T Inc	4.350%	3/01/29	BBB+	4,573,535

1,130	AT&T Inc	3.500%	6/01/41	BBB+	1,173,806

75	AT&T Inc	3.650%	6/01/51	BBB+	77,861

722	AT&T Inc, 144A	3.800%	12/01/57	BBB+	752,239

1,000	Avaya Inc, 144A	6.125%	9/15/28	BB–	1,070,300

800	Verizon Communications Inc	1.750%	1/20/31	A–	766,671

725	Verizon Communications Inc	2.550%	3/21/31	A–	741,041

350	Verizon Communications Inc	2.875%	11/20/50	A–	332,471

1,285	Vmed O2 UK Financing I PLC, 144A, (WI/DD)	4.750%	7/15/31	BB–	1,304,275

500	Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	496,560
11,312	Total Diversified Telecommunication Services				12,067,557

	Electric Utilities – 1.5%

675	AES Andres BV, 144A	5.700%	5/04/28	BB–	698,095

1,025	Berkshire Hathaway Energy Co	3.700%	7/15/30	A–	1,161,845

2,000	Edison International	5.375%	N/A (11)	BB+	2,014,600

800	Empresas Publicas de Medellin ESP, 144A	4.375%	2/15/31	Baa3	789,536

430	NSTAR Electric Co	3.950%	4/01/30	A1	494,680

2,000	Oglethorpe Power Corp	4.200%	12/01/42	BBB+	2,218,091

1,000	ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, 144A	4.500%	7/14/28	Ba3	1,016,616

1,575	Southern California Edison Co	4.000%	4/01/47	A–	1,656,745
9,505	Total Electric Utilities				10,050,208

	Electronic Equipment, Instruments & Components – 0.3%

1,650	Imola Merger Corp, 144A	4.750%	5/15/29	BB	1,697,437

	Energy Equipment & Services – 0.4%

1,100	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,167,375

550	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	574,151

1,000	Galaxy Pipeline Assets Bidco Ltd, 144A	2.625%	3/31/36	Aa2	980,921
2,650	Total Energy Equipment & Services				2,722,447

	Entertainment – 0.0%

225	Live Nation Entertainment Inc, 144A	6.500%	5/15/27	B+	249,705

	Equity Real Estate Investment Trust – 1.8%

540	Brixmor Operating Partnership LP	2.250%	4/01/28	BBB–	539,355

375	CTR Partnership LP / CareTrust Capital Corp, 144A	3.875%	6/30/28	BB+	382,920

940	Essential Properties LP	2.950%	7/15/31	BBB–	939,184

1,075	Essex Portfolio LP	2.650%	3/15/32	BBB+	1,090,645

745	GLP Capital LP / GLP Financing II Inc	4.000%	1/15/30	BBB–	799,616

1,495	HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.375%	6/15/26	BB+	1,506,212

595	Healthcare Realty Trust Inc	2.400%	3/15/30	BBB+	598,029

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trust (continued)

$750	MPH Acquisition Holdings LLC, 144A, (3)	5.750%	11/01/28	B–	$753,682

325	MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB–	328,247

1,335	Regency Centers LP	2.950%	9/15/29	BBB+	1,405,843

1,236	Retail Properties of America Inc	4.750%	9/15/30	BBB–	1,369,222

240	SBA Tower Trust, 144A	2.836%	1/15/25	A2	251,776

270	SBA Tower Trust, 144A	1.884%	1/15/26	A2	273,345

500	SBA Tower Trust, 144A	1.631%	11/15/26	A2	499,879

375	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 144A	4.750%	4/15/28	BB+	374,063

1,000	VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	1,026,820
11,796	Total Equity Real Estate Investment Trust				12,138,838

	Food & Staples Retailing – 0.1%

658	CVS Health Corp	4.300%	3/25/28	BBB	755,981

	Food Products – 0.5%

900	Amaggi Luxembourg International Sarl, 144A, (3)	5.250%	1/28/28	BB	943,659

750	BRF SA, 144A	4.875%	1/24/30	Ba2	787,500

600	NBM US Holdings Inc, 144A	6.625%	8/06/29	BB	674,100

575	Ulker Biskuvi Sanayi AS, 144A, (3)	6.950%	10/30/25	BB–	623,668
2,825	Total Food Products				3,028,927

	Gas Utilities – 0.0%

100	Suburban Propane Partners LP/Suburban Energy Finance Corp, 144A	5.000%	6/01/31	BB–	102,375

	Health Care Providers & Services – 0.6%

370	AHP Health Partners Inc, 144A	5.750%	7/15/29	CCC+	375,088

350	Centene Corp	4.625%	12/15/29	BBB–	384,919

200	CHS/Community Health Systems Inc, 144A	6.875%	4/15/29	CCC	209,294

1,130	CVS Health Corp	1.875%	2/28/31	BBB	1,096,052

450	DaVita Inc, 144A	3.750%	2/15/31	Ba3	432,000

275	Encompass Health Corp	4.500%	2/01/28	B+	285,304

100	HCA Inc	5.625%	9/01/28	Baa3	118,500

275	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	268,125

750	Team Health Holdings Inc, 144A	6.375%	2/01/25	CCC	713,295
3,900	Total Health Care Providers & Services				3,882,577

	Hotels, Restaurants & Leisure – 1.0%

300	Carnival Corp, 144A	7.625%	3/01/26	B+	325,875

375	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	391,406

225	Churchill Downs Inc, 144A	4.750%	1/15/28	B+	232,810

740	Cinemark USA Inc, 144A	5.250%	7/15/28	B	758,500

1,500	Genm Capital Labuan Ltd, 144A	3.882%	4/19/31	BBB	1,493,190

200	International Game Technology PLC, 144A	4.125%	4/15/26	BB	208,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)

$600	Life Time Inc, 144A	5.750%	1/15/26	B–	$621,750

215	Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B1	217,956

325	Melco Resorts Finance Ltd, 144A	5.750%	7/21/28	BB	342,875

700	MGM China Holdings Ltd, 144A	4.750%	2/01/27	Ba3	713,461

1,000	Wynn Macau Ltd, 144A	5.625%	8/26/28	BB–	1,042,500
6,180	Total Hotels, Restaurants & Leisure				6,348,573

	Household Durables – 0.0%

100	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	101,500

150	WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B–	156,615
250	Total Household Durables				258,115

	Independent Power & Renewable Electricity Producers – 0.6%

600	Azure Power Solar Energy Pvt Ltd, 144A	5.650%	12/24/24	Ba1	636,000

174	Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	182,483

1,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB–	995,000

750	India Green Energy Holdings, 144A	5.375%	4/29/24	Ba3	784,875

550	Investment Energy Resources Ltd, 144A	6.250%	4/26/29	BB–	594,687

670	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	683,876
3,744	Total Independent Power & Renewable Electricity Producers				3,876,921

	Industrial Conglomerates – 0.1%

500	Icahn Enterprises LP / Icahn Enterprises Finance Corp	5.250%	5/15/27	BB	516,248

	Insurance – 0.4%

275	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	279,122

500	Bonanza RE Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 4.750% spread), (4)	4.791%	12/23/24	N/R	502,600

500	First Coast Re III Pte Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.000% spread), (4)	6.041%	4/07/25	N/R	500,400

250	Kendall Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 4.000% spread), (4)	4.041%	5/02/24	N/R	250,625

550	Residential Reinsurance 2020 Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.510% spread), (4)	6.551%	12/06/24	N/R	557,150

250	Sutter Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.000% spread), (4)	5.000%	6/06/22	N/R	255,725

500	Vitality Re XII Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 2.250% spread), (4)	2.291%	1/07/25	BBB+	498,100
2,825	Total Insurance				2,843,722

	Interactive Media & Services – 0.1%

100	Arches Buyer Inc, 144A	4.250%	6/01/28	B1	98,875

100	Arches Buyer Inc, 144A	6.125%	12/01/28	CCC+	103,000

725	Prosus NV, 144A	3.680%	1/21/30	BBB–	774,234
925	Total Interactive Media & Services				976,109

	Internet Software & Services – 0.1%

325	J2 Global Inc, 144A	4.625%	10/15/30	BB	336,473

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	IT Services – 0.1%

$325	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	$336,225

95	Booz Allen Hamilton Inc, 144A	4.000%	7/01/29	Ba2	97,138
420	Total IT Services				433,363

	Life Sciences Tools & Services – 0.0%

300	Avantor Funding Inc, 144A	4.625%	7/15/28	BB	316,731

	Media – 1.3%

375	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	8/15/30	BB+	390,455

1,030	Comcast Corp	2.650%	2/01/30	A–	1,084,249

665	Comcast Corp	3.969%	11/01/47	A–	774,216

1,200	CSC Holdings LLC, 144A	6.500%	2/01/29	BB	1,329,120

1,500	DISH DBS Corp	7.750%	7/01/26	B2	1,698,750

225	DISH DBS Corp, 144A	5.125%	6/01/29	B2	222,172

500	Grupo Televisa SAB, (3)	5.250%	5/24/49	BBB+	632,264

500	Lamar Media Corp	3.750%	2/15/28	BB–	508,750

200	Lamar Media Corp	4.000%	2/15/30	BB–	202,422

425	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	BB+	439,344

325	News Corp, 144A	3.875%	5/15/29	BB+	328,250

275	Sirius XM Radio Inc, 144A	4.000%	7/15/28	BB	283,250

625	TEGNA Inc	4.625%	3/15/28	BB	648,437

250	Univision Communications Inc, 144A	4.500%	5/01/29	B1	251,875
8,095	Total Media				8,793,554

	Metals & Mining – 0.3%

675	AngloGold Ashanti Holdings PLC	3.750%	10/01/30	Baa3	695,776

300	Constellium SE, 144A	3.750%	4/15/29	B	297,000

800	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B	816,000
1,775	Total Metals & Mining				1,808,776

	Multiline Retail – 0.1%

750	JSM Global Sarl, 144A, (3)	4.750%	10/20/30	Ba1	777,855

	Oil, Gas & Consumable Fuels – 6.2%

900	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	BB–	1,005,849

1,560	ConocoPhillips, 144A	2.400%	2/15/31	A	1,596,721

1,100	Cosan SA, 144A, (3)	5.500%	9/20/29	BB	1,184,931

725	Diamondback Energy Inc	3.250%	12/01/26	BBB	777,129

555	Diamondback Energy Inc	3.125%	3/24/31	BBB	575,178

270	DT Midstream Inc, 144A	4.125%	6/15/29	BB+	274,139

225	DT Midstream Inc, 144A	4.375%	6/15/31	BB+	229,903

575	Ecopetrol SA	6.875%	4/29/30	Baa3	694,031

100	Ecopetrol SA	5.875%	5/28/45	Baa3	107,150

1,025	Enbridge Inc	2.500%	8/01/33	BBB+	1,025,097

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$326	Energean Israel Finance Ltd	4.875%	3/30/26	BB–	$333,711

326	Energean Israel Finance Ltd, 144A	5.375%	3/30/28	BB–	334,546

1,420	Energy Transfer LP	5.000%	5/15/50	BBB–	1,641,256

125	EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	132,049

250	EnLink Midstream LLC	5.375%	6/01/29	BB+	260,905

275	EQT Corp, 144A	3.125%	5/15/26	BB+	281,795

500	Lukoil Securities BV, 144A	3.875%	5/06/30	BBB+	528,580

1,325	Marathon Petroleum Corp	5.000%	9/15/54	BBB	1,589,649

750	Medco Oak Tree Pte Ltd, 144A, (3)	7.375%	5/14/26	B1	819,375

1,000	MEG Energy Corp, 144A	5.875%	2/01/29	BB–	1,042,500

1,000	Moss Creek Resources Holdings Inc, 144A, (3)	10.500%	5/15/27	B	989,000

1,620	MPLX LP	4.875%	6/01/25	BBB	1,828,706

800	Murphy Oil Corp	5.875%	12/01/27	BB+	834,960

350	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	367,500

2,000	Occidental Petroleum Corp	4.300%	8/15/39	Ba2	1,910,000

1,340	ONEOK Inc	3.400%	9/01/29	BBB	1,426,385

500	OQ SAOC, 144A	5.125%	5/06/28	BB–	502,532

325	Parkland Corp/Canada, 144A	4.500%	10/01/29	BB	330,262

115	PBF Holding Co LLC / PBF Finance Corp, 144A, (3)	9.250%	5/15/25	BB	115,850

500	Pertamina Persero PT, 144A	1.400%	2/09/26	Baa2	489,806

1,500	Pertamina Persero PT, 144A	2.300%	2/09/31	Baa2	1,434,212

593	Petrobras Global Finance BV	5.093%	1/15/30	Ba2	647,265

1,000	Petrobras Global Finance BV	5.600%	1/03/31	Ba2	1,120,000

300	Petrobras Global Finance BV	5.500%	6/10/51	Ba2	300,105

2,200	Petroleos Mexicanos	6.500%	3/13/27	BBB	2,322,100

500	Petronas Energy Canada Ltd, 144A	2.112%	3/23/28	A2	505,218

1,345	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	1,592,153

665	Saka Energi Indonesia PT, 144A	4.450%	5/05/24	B+	630,087

665	Santos Finance Ltd, 144A	3.649%	4/29/31	BBB	680,657

1,050	Saudi Arabian Oil Co, 144A	2.250%	11/24/30	A1	1,030,438

1,000	SierraCol Energy Andina LLC, 144A	6.000%	6/15/28	B1	1,012,200

1,000	SunCoke Energy Inc, 144A	4.875%	6/30/29	BB	998,750

500	Sunoco LP / Sunoco Finance Corp	6.000%	4/15/27	BB	522,875

125	Sunoco LP / Sunoco Finance Corp, 144A	4.500%	5/15/29	BB	127,187

150	Targa Resources Partners LP / Targa Resources Partners Finance Corp	6.500%	7/15/27	BB+	162,558

500	Thaioil Treasury Center Co Ltd, 144A	2.500%	6/18/30	BBB	489,955

1,850	TotalEnergies Capital International SA	2.986%	6/29/41	A1	1,883,989

1,325	Tullow Oil PLC, 144A	10.250%	5/15/26	B–	1,390,322

975	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	1,041,573
39,125	Total Oil, Gas & Consumable Fuels				41,121,139

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 0.2%

$1,000	Suzano Austria GmbH	3.125%	1/15/32	BBB–	$990,370

	Personal Products – 0.1%

675	Coty Inc, 144A	5.000%	4/15/26	B	684,437

	Pharmaceuticals – 0.6%

1,200	AbbVie Inc	4.250%	11/21/49	BBB+	1,438,217

225	Endo Luxembourg Finance Co I Sarl / Endo US Inc, 144A	6.125%	4/01/29	B	220,500

200	Horizon Therapeutics USA Inc, 144A	5.500%	8/01/27	Ba3	212,250

200	Jazz Securities DAC, 144A	4.375%	1/15/29	BB+	207,360

975	Organon & Co, 144A	5.125%	4/30/31	BB–	1,004,445

710	Royalty Pharma PLC, 144A	2.200%	9/02/30	BBB–	696,130
3,510	Total Pharmaceuticals				3,778,902

	Professional Services – 0.0%

250	ASGN Inc, 144A, (3)	4.625%	5/15/28	BB–	261,868

	Real Estate Management & Development – 0.2%

250	Howard Hughes Corp, 144A	4.125%	2/01/29	BB	250,005

250	Howard Hughes Corp, 144A	4.375%	2/01/31	BB	249,095

275	Kennedy-Wilson Inc	4.750%	3/01/29	BB	283,250

300	Kennedy-Wilson Inc	5.000%	3/01/31	BB	308,625
1,075	Total Real Estate Management & Development				1,090,975

	Road & Rail – 0.2%

250	DAE Funding LLC, 144A	1.550%	8/01/24	Baa3	249,492

1,000	United Rentals North America Inc	4.875%	1/15/28	BB	1,060,500
1,250	Total Road & Rail				1,309,992

	Semiconductors & Semiconductor Equipment – 0.4%

788	Broadcom Corp / Broadcom Cayman Finance Ltd	3.875%	1/15/27	Baa2	870,723

1,502	Broadcom Inc, 144A	3.469%	4/15/34	BBB–	1,588,747

500	SK Hynix Inc, 144A	1.500%	1/19/26	Baa2	493,210
2,790	Total Semiconductors & Semiconductor Equipment				2,952,680

	Software – 0.1%

100	Camelot Finance SA, 144A	4.500%	11/01/26	B1	104,625

470	Clarivate Science Holdings Corp, 144A	3.875%	6/30/28	B1	474,282
570	Total Software				578,907

	Specialty Retail – 1.0%

1,645	AutoNation Inc	3.800%	11/15/27	BBB–	1,808,711

800	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B–	793,000

875	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B–	864,062

400	LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB–	410,000

450	Lithia Motors Inc, 144A	4.625%	12/15/27	BB+	475,920

375	Magic Mergeco Inc, 144A	5.250%	5/01/28	Ba3	384,724

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail (continued)

$1,525	O’Reilly Automotive Inc	3.900%	6/01/29	Baa1	$1,721,937

100	PetSmart Inc / PetSmart Finance Corp, 144A	4.750%	2/15/28	BB–	103,875

100	Staples Inc, 144A	7.500%	4/15/26	B	103,574

275	Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB–	283,256
6,545	Total Specialty Retail				6,949,059

	Technology Hardware, Storage & Peripherals – 0.1%

500	Diebold Nixdorf Inc, (3)	8.500%	4/15/24	CCC	511,875

250	NCR Corp, 144A	5.000%	10/01/28	BB–	258,518
750	Total Technology Hardware, Storage & Peripherals				770,393

	Tobacco – 0.4%

1,070	Altria Group Inc	4.500%	5/02/43	A3	1,149,999

510	BAT Capital Corp	2.259%	3/25/28	BBB+	506,174

1,025	BAT Capital Corp	3.984%	9/25/50	BBB+	998,287
2,605	Total Tobacco				2,654,460

	Trading Companies & Distributors – 0.3%

1,120	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	BBB	1,313,663

750	Air Lease Corp	4.650%	N/A (11)	BB+	777,187

145	WESCO Distribution Inc, 144A	7.125%	6/15/25	BB–	156,702
2,015	Total Trading Companies & Distributors				2,247,552

	Wireless Telecommunication Services – 0.5%

900	C&W Senior Financing DAC, 144A	6.875%	9/15/27	BB–	960,435

1,000	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	1,121,250

936	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	973,440
2,836	Total Wireless Telecommunication Services				3,055,125
$253,055	Total Corporate Bonds (cost $254,723,989)				266,352,395

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 29.6%

$651	AASET 2020-1 Trust, 144A	4.335%	1/16/40	BBB	$457,051

600	ACRE Commercial Mortgage Series 2021-FL4 Ltd, 144A, (1-Month LIBOR reference rate + 2.600% spread), (4)	2.683%	12/18/37	N/R	595,513

1,413	Adams Outdoor Advertising LP, 144A	4.810%	11/15/48	A	1,514,374

1,150	AIMCO CLO 10 Ltd, 144A, (3-Month LIBOR reference rate + 3.550% spread), (4)	3.734%	7/22/32	BBB–	1,151,025

1,500	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (4)	4.073%	4/15/34	BB–	1,512,432

2,130	American Homes 4 Rent 2014-SFR2 Trust, 144A	3.786%	10/17/36	Aaa	2,263,853

752	Ameriquest Mortgage Securities Inc Asset Back Ser 2004-R1, (1-Month LIBOR reference rate + 0.600% spread), (4)	0.706%	2/25/34	A	714,669

265	AMSR 2019-SFR1 Trust, 144A	3.247%	1/19/39	Baa1	275,254

1,482	AMSR 2020-SFR1 Trust, 144A	2.419%	4/17/37	Aa2	1,510,874

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$346	AMSR 2020-SFR1 Trust, 144A	2.619%	4/17/37	A2	$350,435

1,000	Angel Oak Mortgage Trust 2019-5, 144A	3.957%	10/25/49	BB	1,003,117

1,000	Apidos CLO XXIX, 144A, (3-Month LIBOR reference rate + 1.550% spread), (4)	1.726%	7/25/30	AA	999,454

1,340	Applebee’s Funding LLC / IHOP Funding LLC, 144A	4.194%	6/07/49	BBB	1,373,278

2,100	Avis Budget Rental Car Funding AESOP LLC, 144A	4.150%	9/20/23	BBB	2,158,423

700	Avis Budget Rental Car Funding AESOP LLC, 144A	2.130%	8/20/27	BBB	698,773

700	BANK 2017-BNK8	4.206%	11/15/50	A–	751,148

1,000	BANK 2019-BNK21, 144A	2.500%	10/17/52	BBB	908,785

1,250	BANK 2019-BNK24	2.929%	11/15/62	AAA	1,347,135

217	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7	5.117%	2/11/41	Ba1	215,336

1,000	Benchmark 2018-B5 Mortgage Trust	4.208%	7/15/51	AAA	1,156,343

1,500	Benchmark 2020-B18 Mortgage Trust, 144A	4.139%	7/15/53	B–	1,521,479

1,000	Benchmark 2020-IG2 Mortgage Trust, 144A	2.791%	9/15/48	Aaa	1,038,631

1,000	Benchmark 2020-IG3 Mortgage Trust, 144A	3.654%	9/15/48	N/R	1,052,194

1,000	Bojangles Issuer LLC, 144A	3.832%	10/20/50	N/R	1,042,680

1,448	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 0.920% spread), (4)	0.993%	10/15/36	Aaa	1,450,317

905	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.250% spread), (4)	1.323%	10/15/36	A3	906,147

905	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.800% spread), (4)	1.873%	10/15/36	N/R	906,139

499	Cars Net Lease Mortgage Notes Series 2020-1, 144A	3.100%	12/15/50	A	511,499

1,250	Cars Net Lease Mortgage Notes Series 2020-1, 144A	4.690%	12/15/50	BBB	1,358,773

1,150	CARS-DB4 LP, 144A	4.520%	2/15/50	BBB	1,185,299

891	Castlelake Aircraft Structured Trust 2021-1, 144A	3.474%	1/15/46	A2	905,430

1,000	Cayuga Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 2.100% spread), (4)	2.290%	7/17/31	AA	1,000,000

500	Cayuga Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 3.100% spread), (4), (WI/DD)	1.000%	7/17/34	N/R	500,000

500	CD 2016-CD1 Mortgage Trust	2.926%	8/10/49	AAA	525,671

705	CD 2016-CD1 Mortgage Trust	3.631%	8/10/49	A–	703,200

50	CF 2020-P1 Mortgage Trust, 144A	2.840%	4/15/25	N/R	52,228

750	CF 2020-P1 Mortgage Trust, 144A	10.010%	4/15/52	N/R	800,428

750	CF 2020-P1 Mortgage Trust, 144A	3.603%	4/15/52	N/R	752,777

1,432	CF Hippolyta LLC, 144A	2.280%	7/15/60	A–	1,455,141

716	CF Hippolyta LLC, 144A	2.600%	7/15/60	A–	724,997

355	CHL Mortgage Pass-Through Trust 2005-27	5.500%	12/25/35	N/R	330,011

700	CIFC Funding 2020-II Ltd, 144A, (3-Month LIBOR reference rate + 2.200% spread), (4)	2.388%	8/24/32	AA	700,884

2,750	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	AA–	2,930,115

1,690	Citigroup Commercial Mortgage Trust 2015-GC29	4.288%	4/10/48	A–	1,807,838

325	Citigroup Commercial Mortgage Trust 2016-GC36	3.349%	2/10/49	Aaa	348,637

229	CLI Funding VI LLC, 144A	2.080%	9/18/45	A	230,473

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$400		COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	Aaa	$426,916

1,500		COMM 2014-CCRE19 Mortgage Trust, 144A	4.865%	8/10/47	BBB–	1,484,491

750		COMM 2014-LC17 Mortgage Trust	4.188%	10/10/47	AAA	812,593

1,500		COMM 2014-UBS3 Mortgage Trust, 144A	4.927%	6/10/47	N/R	1,515,710

1,615		COMM 2015-CCRE22 Mortgage Trust	4.244%	3/10/48	A–	1,721,338

1,000		COMM 2015-CCRE22 Mortgage Trust, 144A	3.000%	3/10/48	BB–	842,934

1,240		COMM 2015-CCRE24 Mortgage Trust	3.463%	8/10/48	BBB–	1,140,005

1,000		COMM 2015-CCRE24 Mortgage Trust	4.525%	8/10/48	AA–	1,097,312

500		COMM 2015-CCRE24 Mortgage Trust	4.525%	8/10/48	A–	534,445

550		COMM 2015-CCRE25 Mortgage Trust	3.932%	8/10/48	BB	517,984

2,260		COMM 2015-CCRE26 Mortgage Trust	4.625%	10/10/48	A–	2,449,757

890		COMM 2015-LC23 Mortgage Trust	4.771%	10/10/48	A–	961,785

450		COMM 2019-GC44 Mortgage Trust, 144A	2.500%	8/15/57	BBB	400,082

395		Connecticut Avenue Securities Trust 2018-R07, 144A	2.616%	4/25/31	B+	394,991

877		Connecticut Avenue Securities Trust 2019-HRP1, 144A, (1-Month LIBOR reference rate + 2.150% spread), (4)	2.242%	11/25/39	B	873,813

431		Corevest American Finance 2020-1 Trust, 144A	1.832%	3/15/50	AAA	437,774

180		CPT MORTGAGE TRUST, 144A	3.097%	11/13/39	N/R	178,339

36		Credit Suisse First Boston Mortgage Securities Corp	5.750%	9/25/33	AAA	36,276

1,000		CSMC 2021-NQM1, 144A	2.130%	5/25/65	BBB	1,001,348

1,395		DB Master Finance LLC, 144A	3.787%	5/20/49	BBB	1,413,245

649		DB Master Finance LLC, 144A	4.021%	5/20/49	BBB	685,366

467		Diamond Resorts Owner Trust 2021-1, 144A	2.700%	11/21/33	BBB	472,707

467		Diamond Resorts Owner Trust 2021-1, 144A	3.830%	11/21/33	BB	474,918

30,450		DOLP Trust 2021-NYC, 144A, (I/O)	0.665%	5/10/41	A–	1,511,745

1,000		Domino’s Pizza Master Issuer LLC, 144A	2.662%	4/25/51	BBB+	1,034,690

1,985		DRIVEN BRANDS FUNDING LLC, 144A	3.786%	7/20/50	BBB–	2,078,315

1,500		Dryden 49 Senior Loan Fund, 144A, (3-Month LIBOR reference rate + 3.400% spread), (4)	3.590%	7/18/30	Baa3	1,500,018

1,250		DT Auto Owner Trust 2021-1, 144A	2.380%	1/18/28	BB–	1,244,064

680		Ellington Financial Mortgage Trust 2021-2, 144A	2.296%	6/25/66	BBB	676,924

1,600		Extended Stay America Trust, 144A, (1-Month LIBOR reference rate + 1.080% spread), (4), (WI/DD)	1.155%	7/15/38	N/R	1,604,497

3,150		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (4)	3.092%	7/25/24	Aaa	3,173,785

171		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 6.950% spread), (4)	7.042%	8/25/28	A3	181,436

282		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.900% spread), (4)	5.992%	10/25/28	BBB	298,202

255		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.250% spread), (4)	4.342%	4/25/29	Aaa	265,227

0	(5)	Fannie Mae Interest Strip FNS 366 25, (I/O)	5.000%	9/25/24	Aaa	10

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$26		Fannie Mae Pool FN 256890	6.000%	9/01/37	Aaa	$29,747

170		Fannie Mae Pool FN 310200	3.000%	11/01/48	N/R	176,500

27		Fannie Mae Pool FN 745101	6.000%	4/01/32	Aaa	30,232

107		Fannie Mae Pool FN 745324	6.000%	3/01/34	Aaa	117,638

1		Fannie Mae Pool FN 905597, (12-Month LIBOR reference rate + 1.875% spread), (4)	2.250%	12/01/36	N/R	805

15		Fannie Mae Pool FN 946228, (12-Month LIBOR reference rate + 1.531% spread), (4)	2.156%	9/01/37	N/R	15,375

—	(5)	Fannie Mae Pool FN AL1187	5.500%	7/01/24	N/R	204

2,605		Fannie Mae Pool FN AS7499	3.500%	7/01/46	N/R	2,828,242

1,439		Fannie Mae Pool FN BM5126	3.500%	1/01/48	N/R	1,558,790

887		Fannie Mae Pool FN BM5839	3.500%	11/01/47	Aaa	961,891

252		Fannie Mae Pool FN CA3960	3.000%	8/01/49	Aaa	269,117

34		Fannie Mae Pool FN FM1108	5.000%	11/01/44	Aaa	38,815

238		Fannie Mae Pool FN FM1136	5.500%	3/01/39	Aaa	275,336

40		Fannie Mae Pool FN FM1137	6.000%	9/01/39	Aaa	47,436

164		Fannie Mae Pool FN FM1138	6.500%	8/01/37	Aaa	186,536

390		Fannie Mae Pool FN MA3228	3.000%	11/01/47	Aaa	400,320

294		Fannie Mae REMICS Trust FNR 2013-98 SA, (1-Month LIBOR *-100% reference rate + 5.950% spread), (4), (I/O)	5.859%	9/25/43	Aaa	69,553

1,232		Fannie Mae REMICS Trust FNR 2020-75 LI, (I/O)	2.500%	11/25/50	Aaa	175,509

7,000		Fannie Mae TBA, (MDR), (WI/DD)	2.500%	TBA	Aaa	7,226,406

92		Flagstar Mortgage Trust 2017-2, 144A	4.106%	10/25/47	A3	93,580

3,000		Flagstar Mortgage Trust 2021-4, 144A	2.500%	6/01/51	AAA	3,020,625

2,020		Freddie Mac Gold Pool FG G60138	3.500%	8/01/45	Aaa	2,210,499

2,062		Freddie Mac Gold Pool FG G60238	3.500%	10/01/45	Aaa	2,239,030

1,803		Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.802%	10/25/55	N/R	379,783

226		Freddie Mac Strips FHS 326 350	3.500%	3/15/44	N/R	240,206

237		Freddie Mac Strips FHS 327 S8, (1-Month LIBOR *-100% reference rate + 5.920% spread), (4), (I/O)	5.847%	3/15/44	N/R	46,446

188		Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	4.036%	9/25/47	Ba3	187,566

900		Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 4.000% spread), (4)	4.018%	11/25/50	B2	941,844

1,200		GS Mortgage Securities Corp Trust 2017-SLP, 144A	4.744%	10/10/32	B	1,197,007

100		GS Mortgage Securities Trust 2013-GC13	4.188%	7/10/46	Aaa	105,968

1,000		GS Mortgage Securities Trust 2016-GS4	3.930%	11/10/49	A–	1,001,210

1,425		GS Mortgage Securities Trust 2019-GC38	4.158%	2/10/52	AAA	1,614,226

1,000		GS Mortgage Securities Trust 2019-GC40, 144A	3.668%	7/10/52	BBB–	1,038,327

1,000		GS Mortgage Securities Trust 2020-GSA2	2.012%	12/12/53	AAA	996,620

156		GS Mortgage-Backed Securities Corp Trust 2019-PJ1, 144A	4.000%	8/25/49	Aa1	158,277

23		GS Mortgage-Backed Securities Corp Trust 2019-PJ2, 144A	4.000%	11/25/49	Aaa	23,230

60		GS Mortgage-Backed Securities Corp Trust 2019-PJ2, 144A	4.000%	11/25/49	Aa1	60,445

199		GS Mortgage-Backed Securities Corp Trust 2021-PJ5, 144A	2.500%	10/25/51	Aa1	200,377

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,000	GS Mortgage-Backed Securities Trust, 144A	2.500%	11/25/51	Aa1	$3,026,250

1,493	Hardee’s Funding LLC, 144A	3.981%	12/20/50	BBB	1,579,393

750	Hertz Vehicle Financing LLC, 144A	2.050%	12/26/25	Baa2	749,501

918	Hilton Grand Vacations Trust 2019-A, 144A	2.840%	7/25/33	A–	939,710

2,223	Horizon Aircraft Finance II Ltd, 144A	3.721%	7/15/39	A	2,185,494

933	Horizon Aircraft Finance III Ltd, 144A	3.425%	11/15/39	A	917,059

976	Horizon Aircraft Finance III Ltd, 144A	4.458%	11/15/39	BBB	946,645

1,700	Hudson Yards, 144A	3.041%	12/10/41	N/R	1,628,524

500	Hudson Yards 2019-30HY Mortgage Trust, 144A	3.558%	7/10/39	BBB–	526,904

836	Impac Secured Assets CMN Owner Trust	8.000%	10/25/30	N/R	818,791

450	Imperial Fund Mortgage Trust 2021-NQM1, 144A	2.383%	6/25/56	BBB	449,517

1,230	Invitation Homes 2017-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 1.150% spread), (4)	1.232%	12/17/36	Aa1	1,231,399

283	JP Morgan Alternative Loan Trust 2007-S1, (1-Month LIBOR reference rate + 0.280% spread), (4)	0.372%	4/25/47	AAA	280,137

335	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	Aaa	358,873

408	JP Morgan Mortgage Trust 2018-3, 144A	3.500%	9/25/48	AA+	412,512

131	JP Morgan Mortgage Trust 2018-4, 144A	3.500%	10/25/48	AA+	134,347

541	JP Morgan Mortgage Trust 2018-5, 144A	3.500%	10/25/48	AAA	556,915

927	JP Morgan Mortgage Trust 2018-6, 144A	3.930%	12/25/48	Ba1	941,696

268	JP Morgan Mortgage Trust 2019-1, 144A	4.000%	5/25/49	AAA	271,896

62	JP Morgan Mortgage Trust 2019-3, 144A	4.725%	9/25/49	Aa1	66,449

109	JP Morgan Mortgage Trust 2019-INV1, 144A, (1-Month LIBOR reference rate + 0.950% spread), (4)	1.042%	10/25/49	Aaa	109,589

243	JP Morgan Mortgage Trust 2020-1, 144A	3.883%	6/25/50	A3	253,847

353	JP Morgan Mortgage Trust 2021-6, 144A	2.500%	10/25/51	Aaa	358,064

349	JP Morgan Mortgage Trust 2021-7, 144A	2.500%	11/25/51	Aaa	351,235

230	JP Morgan Mortgage Trust 2021-8, 144A	2.500%	12/25/51	AAA	232,012

175	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.997%	8/15/47	Aaa	188,278

1,600	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.705%	9/15/47	BBB	1,582,108

1,500	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	Aaa	1,665,404

1,000	JPMCC Commercial Mortgage Securities Trust 2017-JP7, 144A	4.545%	9/15/50	BBB	1,015,771

190	Ladder Capital Commercial Mortgage 2013-GCP Mortgage Trust, 144A	3.985%	2/15/36	AAA	212,608

308	Lunar Aircraft 2020-1 LTD, 144A	4.335%	2/15/45	BB	286,650

1,000	MAPS 2021-1 Trust, 144A	2.521%	6/15/46	A1	1,002,434

1,435	MASTR Reperforming Loan Trust 2005-1, 144A	7.500%	8/25/34	N/R	1,304,716

34,356	MFT Trust 2020-ABC, 144A, (I/O)	0.235%	2/10/42	N/R	420,105

176	Morgan Stanley ABS Capital I Inc Trust 2004-HE6, (1-Month LIBOR reference rate + 0.825% spread), (4)	0.917%	8/25/34	A	174,458

1,500	Morgan Stanley Capital I Trust 2018-H3	4.177%	7/15/51	AAA	1,732,688

1,500	MRCD Mortgage Trust, 144A	2.718%	12/15/36	N/R	1,494,135

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,245	MVW 2019-2 LLC, 144A	2.680%	10/20/38	BBB+	$1,252,979

490	MVW 2021-1W LLC, 144A	1.940%	1/22/41	BBB	490,635

929	MVW Owner Trust 2019-1, 144A	3.330%	11/20/36	BBB+	950,612

1,000	Myers Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 1.600% spread), (4)	1.788%	10/20/30	AA	1,000,068

1,000	Natixis Commercial Mortgage Securities Trust 2019-1776, 144A	3.902%	10/15/36	Ba3	1,002,118

1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 3.500% spread), (4)	3.573%	7/15/36	N/R	1,484,937

1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (4)	4.323%	7/15/36	N/R	1,473,640

300	Navient Private Education Refi Loan Trust 2020-H, 144A	2.780%	1/15/69	N/R	309,031

1,000	Neuberger Berman Loan Advisers CLO 27 Ltd, 144A, (3-Month LIBOR reference rate + 1.400% spread), (4)	1.584%	1/15/30	AA	1,000,014

1,500	Neuberger Berman Loan Advisers CLO 31 Ltd, 144A, (3-Month LIBOR reference rate + 3.250% spread), (4)	0.000%	4/20/31	BBB–	1,500,582

500	Neuberger Berman Loan Advisers CLO 37 Ltd, 144A, (3-Month LIBOR reference rate + 2.850% spread), (4)	2.942%	7/20/31	BBB–	500,753

660	Neuberger Berman Loan Advisers Clo 40 Ltd, 144A, (3-Month LIBOR reference rate + 5.850% spread), (4)	6.038%	4/16/33	BB–	657,920

1,000	Neuberger Berman Loan Advisers Clo 40 Ltd, 144A, (3-Month LIBOR reference rate + 2.750% spread), (4)	2.938%	4/16/33	BBB–	993,448

130	New Residential Mortgage Loan Trust 2015-2, 144A	5.490%	8/25/55	Baa1	138,467

35	New Residential Mortgage Loan Trust 2017-1, 144A	4.000%	2/25/57	Aaa	36,754

1,560	New Residential Mortgage Loan Trust 2017-6, 144A	4.000%	8/27/57	Aaa	1,668,827

1,000	Oak Street Investment Grade Net Lease Fund Series 2021-1, 144A	4.230%	1/20/51	BBB+	1,058,089

77	OBX 2018-1 Trust, 144A, (1-Month LIBOR reference rate + 0.650% spread), (4)	0.742%	6/25/57	AAA	76,661

1,000	Octagon Investment Partners 46 Ltd, 144A, (3-Month LIBOR reference rate + 2.200% spread), (4)	2.384%	7/15/33	AA	1,000,120

1,150	One Bryant Park Trust 2019-OBP, 144A	2.516%	9/15/54	Aaa	1,190,780

500	Oportun Funding XIV LLC, 144A	3.440%	3/08/28	N/R	499,222

500	Oportun Funding XIV LLC, 144A	5.400%	3/08/28	N/R	499,999

1,342	Pioneer Aircraft Finance Ltd, 144A	3.967%	6/15/44	BBB	1,338,151

250	Purchasing Power Funding 2021-A LLC, 144A	4.370%	10/15/25	N/R	249,795

199	Sequoia Mortgage Trust, 144A	2.500%	6/25/51	AAA	200,754

58	Sequoia Mortgage Trust 2018-7, 144A	4.000%	9/25/48	Aaa	58,768

34	Sequoia Mortgage Trust 2018-8, 144A	4.000%	11/25/48	Aaa	34,138

19	Sequoia Mortgage Trust 2019-2, 144A	4.000%	6/25/49	AAA	18,997

489	Sequoia Mortgage Trust 2020-3, 144A	3.000%	4/25/50	AAA	498,933

499	ServiceMaster Funding LLC, 144A	2.841%	10/30/51	BBB–	515,752

1,798	SERVPRO Master Issuer LLC, 144A	3.882%	10/25/49	BBB–	1,891,245

1,000	SERVPRO Master Issuer LLC, 144A	2.394%	4/25/51	BBB–	1,009,040

1,474	Sesac Finance LLC, 144A	5.216%	7/25/49	N/R	1,572,462

2,359	Settlement Fee Finance 2019-1 LLC, 144A, (6)	3.840%	11/01/49	N/R	2,337,847

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$488	Sierra Timeshare 2019-2 Receivables Funding LLC, 144A	4.540%	5/20/36	BB	$499,388

881	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	895,452

430	Sierra Timeshare 2021-1 Receivables Funding LLC, 144A	1.790%	11/20/37	BBB	431,861

591	Sierra Timeshare Conduit Receivables Funding LLC, 144A	3.200%	3/20/34	BBB	596,082

317	S-Jets 2017-1 Ltd, 144A	3.967%	8/15/42	BBB	313,391

40,180	SLG Office Trust 2021-OVA, 144A, (I/O)	0.258%	7/15/41	AA–	862,861

1,155	SLG Office Trust 2021-OVA, 144A	2.851%	7/15/41	N/R	1,130,550

1,909	Sonic Capital LLC, 144A	3.845%	1/20/50	BBB	2,015,791

1,500	Spruce Hill Mortgage Loan Trust 2020-SH1, 144A	3.827%	1/28/50	BB	1,526,188

1,294	START Ireland, 144A	5.095%	3/15/44	BB	1,216,576

1,024	Start Ltd/Bermuda, 144A	4.089%	5/15/43	BBB+	1,028,831

1,776	Taco Bell Funding LLC, 144A	4.377%	5/25/46	BBB	1,785,804

731	Taco Bell Funding LLC, 144A	4.318%	11/25/48	BBB	732,815

1,440	Tesla Auto Lease Trust 2019-A, 144A	5.480%	5/22/23	Ba3	1,511,281

968	TIF Funding II LLC, 144A	2.540%	2/20/46	BBB	956,811

200	Tricon American Homes 2017-SFR1 Trust, 144A	4.011%	9/17/34	N/R	201,621

305	Tricon American Homes 2019-SFR1 Trust, 144A	3.198%	3/17/38	Baa2	315,424

500	Tricon American Homes 2020-SFR1 Trust, 144A	2.548%	7/17/38	Baa3	506,416

1,000	UBS-Barclays Commercial Mortgage Trust 2013-C5, 144A	3.649%	3/10/46	Aa3	1,015,853

200	Verus Securitization Trust 2019-3, 144A	4.043%	7/25/59	BB	203,512

194	Verus Securitization Trust 2019-4, 144A	3.000%	11/25/59	A	196,722

600	Verus Securitization Trust 2019-4, 144A	3.207%	11/25/59	BBB–	611,350

1,425	Verus Securitization Trust 2020-1, 144A	2.724%	1/25/60	A	1,441,105

716	Verus Securitization Trust 2020-4, 144A	2.321%	5/25/65	A	726,397

1,346	Vivint Solar Financing V LLC, 144A	7.370%	4/30/48	N/R	1,428,188

1,362	VR Funding LLC, 144A	2.790%	11/15/50	N/R	1,337,134

227	VR Funding LLC, 144A	6.420%	11/15/50	N/R	228,988

48	Wachovia Mortgage Loan Trust LLC Series 2005-B Trust	2.438%	10/20/35	Aaa	46,616

68	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust	5.936%	8/25/38	Aaa	70,742

482	Wells Fargo Mortgage Backed Securities 2021-1 Trust, 144A	2.500%	12/25/50	AAA	486,328

870	Wendy’s Funding LLC, 144A	2.370%	6/15/51	BBB	877,560

350	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	Aaa	366,615

1,496	Wingstop Funding LLC, 144A	2.841%	12/05/50	N/R	1,551,776

660	ZAXBY’S FUNDING LLC, 144A	3.238%	7/30/51	N/R	668,237
$296,901	Total Asset-Backed and Mortgage-Backed Securities (cost $192,812,011)				196,006,938

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 9.0% (7)

	Aerospace & Defense – 0.2%

$1,440	TransDigm, Inc., Term Loan E	2.354%	1-Month LIBOR	2.250%	5/30/25	Ba3	$1,421,577

	Airlines – 0.3%

350	Mileage Plus Holdings LLC, Term Loan B	5.385%	3-Month LIBOR	5.250%	6/20/27	Baa3	374,262

175	SkyMiles IP Ltd., Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	185,074

1,496	United Airlines, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	4/21/28	Ba1	1,517,968
2,021	Total Airlines						2,077,304

	Auto Components – 0.2%

911	Clarios Global LP, Term Loan B	3.354%	1-Month LIBOR	3.250%	4/30/26	B1	904,955

448	Les Schwab Tire Centers, Term Loan B	4.250%	6-Month LIBOR	3.500%	11/02/27	B	448,589
1,359	Total Auto Components						1,353,544

	Beverages – 0.1%

224	Arterra Wines Canada, Inc., Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	224,645

400	City Brewing Company, LLC, Term Loan	4.250%	3-Month LIBOR	3.500%	4/05/28	B+	402,500
624	Total Beverages						627,145

	Building Products – 0.2%

499	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	499,436

980	Quikrete Holdings, Inc., Term Loan, First Lien	2.604%	1-Month LIBOR	2.500%	1/31/27	BB–	972,700
1,479	Total Building Products						1,472,136

	Chemicals – 0.8%

2,219	Messer Industries GmbH, Term Loan	2.646%	3-Month LIBOR	2.500%	3/01/26	BB–	2,206,826

2,436	PolyOne Corporation, Term Loan B5	1.854%	1-Month LIBOR	1.750%	1/30/26	BB+	2,440,902

670	PQ Corporation, Term Loan B	2.436%	3-Month LIBOR	2.250%	2/07/27	BB–	668,718
5,325	Total Chemicals						5,316,446

	Commercial Services & Supplies – 0.9%

990	Amentum Government Services Holdings LLC, Term Loan B	3.604%	1-Month LIBOR	3.500%	1/31/27	B1	990,124

1,875	Filtration Group Corporation, Term Loan, First Lien	3.104%	1-Month LIBOR	3.000%	3/28/25	B	1,861,964

249	GFL Environmental Inc., Term Loan	3.500%	1-Month LIBOR	3.000%	5/30/25	BB–	249,182

1,480	Gopher Resource, LLC, Term Loan, First Lien	4.250%	1-Month LIBOR	3.250%	1/28/25	B	1,326,263

160	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB–	160,407

160	Prime Security Services Borrower, LLC, Term Loan	3.500%	6-Month LIBOR	2.750%	9/23/26	BB–	160,407

126	Prime Security Services Borrower, LLC, Term Loan	3.500%	1-Month LIBOR	2.750%	9/23/26	BB–	124,942

244	Prometric Holdings, Inc., Term Loan, First Lien	4.000%	1-Month LIBOR	3.000%	1/29/25	B2	241,552

768	Spin Holdco Inc., Term Loan	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	770,237
6,052	Total Commercial Services & Supplies						5,885,078

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation, Term Loan B	1.854%	1-Month LIBOR	1.750%	4/13/28	BBB–	500,470

500	Aegion Corporation, Term Loan	5.500%	3-Month LIBOR	4.750%	5/17/28	B	506,250
1,000	Total Construction & Engineering						1,006,720

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (2)	Value

	Containers & Packaging – 0.2%

$499	Plaze, Inc., Term Loan B	3.604%	1-Month LIBOR	3.500%	8/03/26	B	$492,500

246	Pregis TopCo Corporation, Term Loan, First Lien	4.104%	1-Month LIBOR	4.000%	8/01/26	B2	246,496

303	Reynolds Consumer Products LLC, Term Loan	1.854%	1-Month LIBOR	1.750%	2/04/27	BBB–	301,250

249	Reynolds Group Holdings Inc., Term Loan B2	3.354%	1-Month LIBOR	3.250%	2/05/26	B+	247,484

196	Tank Holding Corp., Term Loan	3.604%	Prime	3.500%	3/26/26	B2	195,486
1,493	Total Containers & Packaging						1,483,216

	Distributors – 0.1%

456	Univar Solutions USA Inc. Term B-6 Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	456,018

	Diversified Financial Services – 0.1%

569	IG Investment Holdings, LLC, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	5/23/25	B2	570,551

	Diversified Telecommunication Services – 0.0%

312	Zayo Group Holdings, Inc., Term Loan	3.104%	1-Month LIBOR	3.000%	3/09/27	B1	308,878

	Electrical Equipment – 0.1%

400	Ingram Micro Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	401,188

	Energy Equipment & Services – 0.1%

546	Apergy Corporation, Term Loan	6.000%	3-Month LIBOR	5.000%	6/03/27	BBB–	558,199

	Food & Staples Retailing – 0.0%

199	Chobani, LLC, Term Loan B	4.500%	1-Month LIBOR	3.500%	10/25/27	B–	199,307

	Food Products – 0.3%

1,274	Hostess Brands, LLC, Term Loan	3.000%	3-Month LIBOR	2.250%	8/03/25	BB-	1,270,249

479	Hostess Brands, LLC, Term Loan	3.000%	1-Month LIBOR	2.250%	8/03/25	BB-	478,028
1,753	Total Food Products						1,748,277

	Health Care Providers & Services – 0.6%

1,377	Gentiva Health Services, Inc., Term Loan	2.875%	1-Month LIBOR	2.750%	7/02/25	B+	1,375,203

1,153	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	3.854%	1-Month LIBOR	3.750%	11/16/25	B1	1,151,741

1,482	Select Medical Corporation, Term Loan B	2.360%	1-Month LIBOR	2.250%	3/06/25	Ba2	1,471,345
4,012	Total Health Care Providers & Services						3,998,289

	Health Care Technology – 0.2%

1,170	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	1,169,602

	Hotels, Restaurants & Leisure – 0.2%

298	Caesars Resort Collection, LLC, Term Loan B1	4.604%	1-Month LIBOR	4.500%	7/20/25	B+	299,053

497	IRB Holding Corp, Term Loan	4.250%	3-Month LIBOR	3.250%	12/15/27	B	498,084

491	Scientific Games International, Inc., Term Loan B5	2.854%	1-Month LIBOR	2.750%	8/14/24	B+	488,185
1,286	Total Hotels, Restaurants & Leisure						1,285,322

	Household Durables – 0.1%

548	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	549,585

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (2)	Value

	Insurance – 0.5%

$987	AssuredPartners Capital, Inc., Incremental Term Loan B	5.500%	1-Month LIBOR	4.500%	2/13/27	B1	$990,833

600	AssuredPartners Capital, Inc., Incremental Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	602,025

493	Hub International Limited, Term Loan B	4.000%	3-Month LIBOR	3.250%	4/25/25	B	493,180

16	OneDigital Borrower LLC, Delayed Draw Term Loan, (9)	5.250%	3-Month LIBOR	5.250%	10/29/27	N/R	15,710

483	OneDigital Borrower LLC, Term Loan	5.250%	3-Month LIBOR	4.500%	10/29/27	N/R	485,783

492	USI, Inc., Repriced Term Loan	3.147%	3-Month LIBOR	3.000%	5/16/24	B	488,327
3,071	Total Insurance						3,075,858

	Interactive Media & Services – 0.1%

748	Rackspace Technology Global, Inc., Term Loan	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	744,998

	Internet & Direct Marketing Retail – 0.1%

474	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	474,590

	Internet Software & Services – 0.1%

499	IGT Holding IV AB, Term Loan	4.250%	3-Month LIBOR	3.750%	3/29/28	B	501,244

	IT Services–0.3%

1,770	NeuStar, Inc., Term Loan B5	5.500%	3-Month LIBOR	4.500%	8/08/24	B+	1,736,582

	Life Sciences Tools & Services – 0.4%

323	Avantor Funding, Inc., Incremental Term Loan B4	3.250%	1-Month LIBOR	2.250%	11/06/27	BB+	323,879

2,453	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	2,453,206
2,776	Total Life Sciences Tools & Services						2,777,085

	Machinery – 0.2%

750	Blount International Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	753,281

18	TK Elevator US Newco Inc, (WI/DD)	TBD	TBD	TBD	TBD	B+	17,890

423	Vertical Midco GmbH, Term Loan B	4.478%	6-Month LIBOR	4.250%	7/31/27	B1	424,024
1,191	Total Machinery						1,195,195

	Media – 0.1%

298	Banijay Entertainment S.A.S, Term Loan	3.836%	1-Month LIBOR	3.750%	3/01/25	B1	297,129

174	Cablevision Lightpath LLC, Term Loan B	3.750%	1-Month LIBOR	3.250%	12/01/27	B+	174,430
472	Total Media						471,559

	Metals & Mining – 0.1%

485	Zekelman Industries, Inc., Term Loan	2.092%	1-Month LIBOR	2.000%	1/19/27	BB	480,939

	Oil, Gas & Consumable Fuels – 0.1%

247	Delek US Holdings, Inc., Incremental Term Loan B	6.500%	1-Month LIBOR	5.500%	3/30/25	BB+	248,418

485	DT Midstream Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	486,428
732	Total Oil, Gas & Consumable Fuels						734,846

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (2)	Value

	Paper & Forest Products – 0.1%

$868	Asplundh Tree Expert, LLC, Term Loan B	1.854%	1-Month LIBOR	1.750%	9/04/27	BBB–	$866,566

	Pharmaceuticals – 0.7%

762	Bausch Health Companies Inc., Term Loan B	3.104%	1-Month LIBOR	3.000%	6/02/25	BB	758,978

1,428	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	1,382,326

2,250	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	5/08/28	BB+	2,259,664

500	Organon & Co, Term Loan	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	501,147
4,940	Total Pharmaceuticals						4,902,115

	Professional Services – 0.3%

1,679	Dun & Bradstreet Corporation, Term Loan	3.345%	1-Month LIBOR	3.250%	2/08/26	BB+	1,672,778

	Semiconductors & Semiconductor Equipment – 0.1%

892	Ultra Clean Holdings, Inc, Term Loan B	3.854%	1-Month LIBOR	3.750%	8/27/25	B1	894,874

	Software – 0.1%

320	Camelot U.S. Acquisition 1 Co., Term Loan B	3.104%	1-Month LIBOR	3.000%	10/31/26	B1	319,164

124	Ultimate Software Group Inc, Incremental Term Loan	4.000%	3-Month LIBOR	3.250%	5/03/26	B1	124,369
444	Total Software						443,533

	Specialty Retail – 0.4%

1,000	PetSmart, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	2/12/28	BB–	1,002,000

1,960	Staples, Inc., Term Loan	5.176%	3-Month LIBOR	5.000%	4/12/26	B	1,913,460
2,960	Total Specialty Retail						2,915,460

	Technology Hardware, Storage & Peripherals – 0.2%

331	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25	BBB–	331,165

1,291	Western Digital Corporation, Term Loan B4	1.843%	1-Month LIBOR	1.750%	4/29/23	Baa2	1,292,855
1,622	Total Technology Hardware, Storage & Peripherals						1,624,020

	Textiles, Apparel & Luxury Goods – 0.2%

1,367	Samsonite International S.A., Term Loan B	1.854%	1-Month LIBOR	1.750%	4/25/25	Ba2	1,349,439

	Wireless Telecommunication Services – 0.1%

1,000	GOGO Intermediate Holdings LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	4/28/28	B–	999,750
$60,034	Total Variable Rate Senior Loan Interests (cost $59,556,189)						59,749,813

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.8%

	Automobiles – 0.5%

$340	General Motors Financial Co Inc			5.700%	N/A (11)	BB+	$380,800

2,470	General Motors Financial Co Inc			5.750%	N/A (11)	BB+	2,688,323
2,810	Total Automobiles						3,069,123

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks – 3.9%

$1,195	Bank of America Corp	6.300%	N/A (11)	BBB+	$1,378,922

2,000	Bank of America Corp	6.100%	N/A (11)	BBB+	2,245,740

1,000	Citigroup Inc	6.300%	N/A (11)	BBB–	1,075,700

3,000	Citigroup Inc	5.000%	N/A (11)	BBB–	3,139,800

2,000	CoBank ACB	6.250%	N/A (11)	BBB+	2,230,000

2,000	Goldman Sachs Group Inc, (3)	3.800%	N/A (11)	BBB–	2,035,600

750	Huntington Bancshares Inc/OH	5.625%	N/A (11)	Baa3	870,938

2,125	JPMorgan Chase & Co	3.650%	N/A (11)	BBB+	2,127,975

1,275	JPMorgan Chase & Co	5.000%	N/A (11)	BBB+	1,347,611

1,797	KeyCorp	5.000%	N/A (11)	Baa3	2,000,780

1,000	M&T Bank Corp	5.125%	N/A (11)	Baa2	1,101,240

3,000	Truist Financial Corp	4.800%	N/A (11)	Baa2	3,150,000

2,000	Truist Financial Corp	5.100%	N/A (11)	Baa2	2,247,500

500	Wells Fargo & Co	5.875%	N/A (11)	Baa2	559,955
23,642	Total Banks				25,511,761

	Consumer Finance – 0.8%

1,500	Ally Financial Inc	4.700%	N/A (11)	BB–	1,553,550

2,015	Capital One Financial Corp	3.950%	N/A (11)	Baa3	2,057,819

1,500	Discover Financial Services	6.125%	N/A (11)	Ba2	1,683,300
5,015	Total Consumer Finance				5,294,669

	Diversified Financial Services – 0.3%

1,710	Voya Financial Inc, (3)	6.125%	N/A (11)	BBB–	1,846,800

	Electric Utilities – 0.2%

1,500	Southern Co	4.000%	1/15/51	BBB	1,586,250

	Food Products – 0.5%

2,780	Land O’ Lakes Inc, 144A	8.000%	N/A (11)	BB	2,985,025

	Insurance – 0.6%

2,835	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	3,006,234

1,185	MetLife Inc	3.850%	N/A (11)	BBB	1,245,731
4,020	Total Insurance				4,251,965

	Multi-Utilities – 0.2%

1,500	Sempra Energy	4.875%	N/A (11)	BBB–	1,627,500

	Oil, Gas & Consumable Fuels – 0.6%

2,115	Enbridge Inc	5.750%	7/15/80	BBB–	2,358,225

1,400	Energy Transfer LP	6.500%	N/A (11)	BB	1,427,300
3,515	Total Oil, Gas & Consumable Fuels				3,785,525

	Trading Companies & Distributors – 0.1%

825	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	880,688

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.1%

$800	Network i2i Ltd, 144A	5.650%	N/A (11)	BB	$857,000
$48,117	Total $1,000 Par (or similar) Institutional Preferred (cost $48,840,206)				51,696,306

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 5.1%

	Bermuda – 0.2%

$650	Bermuda Government International Bond, 144A	3.717%	1/25/27	A+	$710,125

230	Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	267,536

200	Bermuda Government International Bond, 144A	2.375%	8/20/30	A+	199,500
1,080	Total Bermuda				1,177,161

	Brazil – 0.1%

500	Brazilian Government International Bond	3.875%	6/12/30	Ba2	504,200

	Colombia – 0.2%

750	Colombia Government International Bond	3.000%	1/30/30	Baa2	734,730

850	Colombia Government International Bond	5.000%	6/15/45	Baa2	902,870
1,600	Total Colombia				1,637,600

	Cote d’Ivoire – 0.2%

1,506	Ivory Coast Government International Bond, 144A	5.750%	12/31/32	B+	1,506,515

	Dominican Republic – 0.3%

1,000	Dominican Republic International Bond, 144A	6.875%	1/29/26	BB–	1,158,600

12,000	Dominican Republic International Bond, 144A	9.750%	6/05/26	BB–	236,759

600	Dominican Republic International Bond, 144A	4.875%	9/23/32	BB–	618,000
13,600	Total Dominican Republic				2,013,359

	Egypt – 0.7%

3,175	Egypt Government International Bond, 144A	5.577%	2/21/23	B+	3,333,661

1,225	Egypt Government International Bond, 144A	7.053%	1/15/32	B+	1,255,013
4,400	Total Egypt				4,588,674

	El Salvador – 0.1%

975	El Salvador Government International Bond, 144A, (3)	6.375%	1/18/27	B+	879,938

	Ghana – 0.3%

2,200	Ghana Government International Bond, 144A	8.125%	3/26/32	B	2,228,851

	Guatemala – 0.1%

425	Guatemala Government Bond, 144A	4.900%	6/01/30	Ba1	478,125

	Indonesia – 0.2%

250	Indonesia Government International Bond, 144A	4.625%	4/15/43	BBB	289,113

850	Perusahaan Penerbit SBSN Indonesia III, 144A	4.400%	3/01/28	BBB	969,247
1,100	Total Indonesia				1,258,360

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Iraq – 0.1%

$437	Iraq International Bond, 144A	5.800%	1/15/28	N/R	$423,189

	Israel – 0.1%

550	State of Israel, Reg S	3.800%	5/13/60	AA–	622,679

	Jamaica – 0.1%

420	Jamaica Government International Bond	6.750%	4/28/28	B+	489,825

	Jordan – 0.1%

450	Jordan Government International Bond, 144A	5.750%	1/31/27	B+	483,021

	Kazakhstan – 0.2%

850	Kazakhstan Government International Bond, 144A	4.875%	10/14/44	BBB	1,066,325

	Kenya – 0.2%

1,000	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	1,097,220

225	Kenya Government International Bond, 144A	6.300%	1/23/34	B+	224,437
1,225	Total Kenya				1,321,657

	Mexico – 0.3%

850	Mexico Government International Bond	3.750%	1/11/28	Baa1	925,386

1,000	Mexico Government International Bond	4.280%	8/14/41	Baa1	1,049,640
1,850	Total Mexico				1,975,026

	Mongolia – 0.1%

450	Mongolia Government International Bond, 144A	5.125%	4/07/26	B	479,307

200	Mongolia Government International Bond, 144A, (WI/DD)	4.450%	7/07/31	B	196,184
650	Total Mongolia				675,491

	Morocco – 0.1%

850	Morocco Government International Bond, 144A	5.500%	12/11/42	BB+	964,852

	Nigeria – 0.1%

500	Nigeria Government International Bond, 144A	6.500%	11/28/27	B2	530,000

	Oman – 0.1%

250	Oman Government International Bond, 144A	6.750%	10/28/27	Ba3	280,000

275	Oman Sovereign Sukuk Co, 144A	4.875%	6/15/30	Ba3	282,139
525	Total Oman				562,139

	Pakistan – 0.1%

665	Pakistan Government International Bond, 144A, (3)	8.250%	9/30/25	B3	735,550

	Panama – 0.1%

600	Panama Bonos del Tesoro	3.362%	6/30/31	BBB	598,688

	Paraguay – 0.1%

500	Paraguay Government International Bond, 144A	2.739%	1/29/33	Ba1	486,250

	Qatar – 0.2%

850	Qatar Government International Bond, 144A	4.817%	3/14/49	AA–	1,093,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Romania – 0.0%

$274	Romanian Government International Bond, 144A	4.375%	8/22/23	BBB–	$295,510

	Saudi Arabia – 0.1%

975	Saudi Government International Bond, 144A	3.750%	1/21/55	A1	1,029,116

	Serbia – 0.1%

600	Serbia International Bond, 144A	2.125%	12/01/30	BB+	568,500

	South Africa – 0.2%

1,260	Republic of South Africa Government International Bond	5.375%	7/24/44	Ba2	1,264,254

	Turkey – 0.1%

750	Turkiye Ihracat Kredi Bankasi AS, 144A	5.750%	7/06/26	B+	743,203

	Ukraine – 0.1%

450	Ukraine Government International Bond, 144A	7.750%	9/01/27	B	495,000

	Uruguay – 0.0%

250	Uruguay Government International Bond	4.125%	11/20/45	BBB	294,493

	Uzbekistan – 0.1%

500	Republic of Uzbekistan Bond, 144A	5.375%	2/20/29	BB–	558,750

450	Republic of Uzbekistan Bond, 144A	3.700%	11/25/30	BB–	447,579
950	Total Uzbekistan				1,006,329
$43,817	Total Sovereign Debt (cost $32,889,939)				33,997,192

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 4.2% (10)

	Banks – 3.5%

$1,100	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (11)	Ba2	$1,197,625

980	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%	N/A (11)	Ba2	1,053,500

2,600	Banco Santander SA, (3)	4.750%	N/A (11)	Ba1	2,631,200

675	Bancolombia SA	4.625%	12/18/29	BB	685,975

750	Bangkok Bank PCL/Hong Kong, 144A	5.000%	N/A (11)	Ba1	789,750

1,725	Barclays PLC	6.125%	N/A (11)	BBB–	1,911,507

2,500	BNP Paribas SA, 144A	6.625%	N/A (11)	BBB	2,738,675

1,500	Credit Agricole SA, 144A	8.125%	N/A (11)	BBB	1,822,500

595	Intesa Sanpaolo SpA, 144A	7.700%	N/A (11)	BB–	681,644

1,000	Itau Unibanco Holding SA/Cayman Island, 144A	3.875%	4/15/31	B1	992,510

1,500	Lloyds Banking Group PLC	7.500%	N/A (11)	Baa3	1,706,250

2,000	Macquarie Bank Ltd/London, 144A, (3)	6.125%	N/A (11)	BB+	2,187,500

1,450	Mizrahi Tefahot Bank Ltd, 144A, Reg S	3.077%	4/07/31	BBB	1,464,500

2,000	Natwest Group PLC	8.000%	N/A (11)	BBB–	2,365,140

900	Societe Generale SA, 144A	4.750%	N/A (11)	BB+	932,625
21,275	Total Banks				23,160,901

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 0.7%

$2,000	Credit Suisse Group AG, 144A	6.375%	N/A (11)	BB+	$2,229,260

1,500	Deutsche Bank AG	6.000%	N/A (11)	BB–	1,584,375

1,000	UBS Group AG, 144A	7.000%	N/A (11)	BBB	1,101,250
4,500	Total Capital Markets				4,914,885
$25,775	Total Contingent Capital Securities (cost $26,210,478)				28,075,786

Principal Amount (000)	Description (1)		Optional Call Provisions (12)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.8%

	New York – 0.6%

$2,540	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2020A, 2.512%, 7/01/33		No Opt. Call	Aa3	$2,602,789

870	New York Transportation Development Corporation, New York, Lease Revenue Bonds, Fuller Road Management Corporarion – Nanotechnology Facilities Project, Refunding Series 2020, 4.248%, 9/01/35		No Opt. Call	A+	964,256
3,410	Total New York				3,567,045

	Ohio – 0.2%

1,500	Cleveland, Ohio, Airport System Revenue Bonds, Taxable Series 2019A, 2.832%, 1/01/30		No Opt. Call	A2	1,575,045
$4,910	Total Municipal Bonds (cost $4,910,000)				5,142,090

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.8%

	Diversified Financial Services – 0.3%

14,600	AgriBank FCB, (13)	6.875%		BBB+	$1,591,400

	Insurance – 0.5%

49,000	Assurant Inc	5.250%		BB+	1,324,960

70,000	Enstar Group Ltd, (3)	7.000%		BB+	2,070,600
	Total Insurance				3,395,560
	Total $25 Par (or similar) Retail Preferred (cost $4,435,000)				4,986,960

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%

$1,000	United States Treasury Note/Bond	1.125%	2/15/31	Aaa	$970,781
$1,000	Total U.S. Government and Agency Obligations (cost $957,078)				970,781
	Total Long-Term Investments (cost $625,334,890)				646,978,261

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.1%

	MONEY MARKET FUNDS – 1.1%

7,602,983	State Street Navigator Securities Lending Government Money Market Portfolio, (14)	0.020% (15)			$7,602,983
	Total Investments Purchased with Collateral from Securities Lending (cost $7,602,983)				7,602,983

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.8%

	REPURCHASE AGREEMENTS – 3.8%

$25,475	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $25,474,817, collateralized by $23,077,100, U.S. Treasury Notes, 0.125%, due 4/15/22, value $25,984,327	0.000%	7/01/21	$25,474,817
	Total Short-Term Investments (cost $25,474,817)			25,474,817
	Total Investments (cost $658,412,690) – 102.5%			680,056,061
	Other Assets Less Liabilities – (2.5)% (16)			(16,853,408)
	Net Assets – 100%			$663,202,653

Investments in Derivatives

Futures Contracts – Long

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury Ultra Bond	50	9/21	$9,284,475	$9,634,375	$349,900	$56,250

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	(200)	9/21	$(24,773,053)	$(24,685,937)	$87,116	$(12,500)
U.S. Treasury Ultra 10-Year Note	(200)	9/21	(29,054,786)	(29,440,625)	(385,839)	(96,875)
Total			$(53,827,839)	$(54,126,562)	$(298,723)	$(109,375)

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2021

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $7,388,244.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(10)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(11)	Perpetual security. Maturity date is not applicable.

(12)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(13)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(14)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund.

(15)	The rate shown is the one-day yield as of the end of the reporting period.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

SOFR30A	30 Day Average Secured Overnight Financing Rate

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2021

	Credit Income	Strategic Income
Assets

Long-term investments, at value (cost $180,650,443 and $625,334,890, respectively)(1)	$183,790,823	$646,978,261

Investment purchased with collateral from securities lending, at value (cost approximates value)	4,981,019	7,602,983

Short-term investments, at value (cost approximates value)	5,452,369	25,474,817

Cash	1,319,375	6,119,358

Cash collateral at brokers for investments in futures contracts(2)	—	434,952

Receivable for:

Dividends	14,680	41,173

Interest	2,009,290	4,781,045

Investments sold	3,006,099	2,171,784

Reclaims	1,232	924

Shares sold	17,549	912,678

Variation margin on futures contracts	—	56,250

Other assets	83,196	112,430

Total assets	200,675,632	694,686,655

Liabilities

Cash overdraft denominated in foreign currencies (cost $5,179 and $9,840, respectively)	5,070	9,633

Payable for:

Collateral from securities lending program	4,981,019	7,602,983

Dividends	26,249	434,255

Investments purchased – regular settlement	2,930,868	7,050,257

Investments purchased – when issued/delayed-delivery settlement	4,817,611	14,495,115

Shares redeemed	446,334	946,583

Unfunded senior loans	15,625	15,625

Variation margin on futures contracts	—	109,375

Accrued expenses:

Management fees	84,035	210,390

Directors fees	47,536	73,082

12b-1 distribution and service fees	28,709	54,181

Other	187,657	482,523

Total liabilities	13,570,713	31,484,002

Net assets	$187,104,919	$663,202,653

(1)	Includes securities loaned of $4,828,773 and 7,388,244 for Credit Income and Strategic Income, respectively.

(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	Credit Income	Strategic Income

Class A Shares

Net assets	$77,953,070	$139,844,685

Shares outstanding	10,501,796	12,455,495

Net asset value (“NAV”) per share	$7.42	$11.23

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 4.25%, respectively, of offering price)	$7.79	$11.73

Class C Shares

Net assets	$15,101,132	$30,992,794

Shares outstanding	2,037,061	2,774,704

NAV and offering price per share	$7.41	$11.17

Class R6 Shares

Net assets	$—	$67,688,593

Shares outstanding	—	6,003,550

NAV and offering price per share	$—	$11.27

Class I Shares

Net assets	$94,050,717	$424,676,581

Shares outstanding	12,626,338	37,813,138

NAV and offering price per share	$7.45	$11.23

Fund level net assets consist of:

Capital paid-in	$312,799,204	$679,865,115

Total distributable earnings	(125,694,285)	(16,662,462)

Fund level net assets	$187,104,919	$663,202,653

Authorized shares – per class	2 billion	2 billion

Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2021

	Credit Income	Strategic Income

Investment Income

Dividend	$530,602	$295,385

Interest	10,496,194	25,049,941

Securities lending income, net	18,763	15,248

Total investment income	11,045,559	25,360,574

Expenses

Management fees	1,144,307	3,476,532

12b-1 service fees – Class A Shares	198,187	311,084

12b-1 distribution and service fees – Class C Shares	191,715	346,670

12b-1 distribution and service fees – Class R3 Shares[1]	1,129	12,296

Shareholder servicing agent fees	113,863	479,595

Interest expense	17,357	6,475

Custodian fees	80,934	172,727

Directors fees	4,999	16,809

Professional fees	126,173	108,373

Shareholder reporting expenses	90,575	91,989

Federal and state registration fees	84,896	114,675

Other	10,706	17,834

Total expenses before fee waiver/expense reimbursement	2,064,841	5,155,059

Fee waiver/expense reimbursement	(232,152)	(731,386)

Net expenses	1,832,689	4,423,673

Net investment income (loss)	9,212,870	20,936,901

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	9,601,884	9,928,743

Futures contracts	—	(1,154,722)

Swaps	—	(20,553)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	9,220,305	21,564,129

Futures contracts	—	160,985

Net realized and unrealized gain (loss)	18,822,189	30,478,582

Net increase (decrease) in net assets from operations	$28,035,059	$51,415,483

1	Class R3 Shares converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Credit Income		Strategic Income
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/21	Year Ended 6/30/20

Operations

Net investment income (loss)	$9,212,870	$12,182,610	$20,936,901	$22,645,297

Net realized gain (loss) from:

Investments and foreign currency	9,601,884	(11,937,543)	9,928,743	7,520,443

Forward foreign currency contracts	—	—	—	(25,415)

Futures contracts	—	—	(1,154,722)	6,619,928

Swaps	—	121,582	(20,553)	394,660

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	9,220,305	(7,715,002)	21,564,129	(14,138,360)

Futures contracts	—	—	160,985	(893,413)

Swaps	—	(25,642)	—	242,818

Net increase (decrease) in net assets from operations	28,035,059	(7,373,995)	51,415,483	22,365,958

Distributions to Shareholders

Dividends:

Class A Shares	(3,571,099)	(5,570,100)	(3,716,215)	(4,779,380)

Class C Shares	(728,420)	(1,254,480)	(790,131)	(1,125,729)

Class R3 Shares[1]	(9,581)	(13,351)	(69,107)	(97,693)

Class R6 Shares	—	—	(2,233,938)	(2,494,336)

Class I Shares	(4,404,641)	(4,571,241)	(13,610,712)	(15,555,242)

Return of capital:

Class A Shares	—	(439,476)	—	—

Class C Shares	—	(116,299)	—	—

Class R3 Shares[1]	—	(1,106)	—	—

Class R6 Shares	—	—	—	—

Class I Shares	—	(345,576)	—	—

Decrease in net assets from distributions to shareholders	(8,713,741)	(12,311,629)	(20,420,103)	(24,052,380)

Fund Share Transactions

Proceeds from sale of shares	160,030,174	200,974,291	262,293,562	277,348,570

Proceeds from shares issued to shareholders due to reinvestment of distributions	8,252,382	11,152,874	14,543,140	16,172,786

	168,282,556	212,127,165	276,836,702	293,521,356

Cost of shares redeemed	(186,625,700)	(295,499,711)	(241,434,814)	(277,115,029)

Net increase (decrease) in net assets from Fund share transactions	(18,343,144)	(83,372,546)	35,401,888	16,406,327

Net increase (decrease) in net assets	978,174	(103,058,170)	66,397,268	14,719,905

Net assets at the beginning of period	186,126,745	289,184,915	596,805,385	582,085,480

Net assets at the end of period	$187,104,919	$186,126,745	$663,202,653	$596,805,385

1	Class R3 Shares converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Credit Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (8/01)

2021	$6.69	$0.34	$0.71	$1.05	$(0.32)	$—	$—	$(0.32)	$7.42

2020	7.44	0.38	(0.75)	(0.37)	(0.35)	—	(0.03)	(0.38)	6.69

2019	7.51	0.46	(0.04)	0.42	(0.49)	—	—	(0.49)	7.44

2018	7.80	0.52	(0.28)	0.24	(0.53)	—	—	(0.53)	7.51

2017	7.22	0.54	0.57	1.11	(0.53)	—	—	(0.53)	7.80

Class C (8/01)

2021	6.69	0.29	0.70	0.99	(0.27)	—	—	(0.27)	7.41

2020	7.43	0.33	(0.74)	(0.41)	(0.30)	—	(0.03)	(0.33)	6.69

2019	7.50	0.40	(0.04)	0.36	(0.43)	—	—	(0.43)	7.43

2018	7.79	0.46	(0.28)	0.18	(0.47)	—	—	(0.47)	7.50

2017	7.21	0.49	0.57	1.06	(0.48)	—	—	(0.48)	7.79

Class I (8/01)

2021	6.71	0.36	0.72	1.08	(0.34)	—	—	(0.34)	7.45

2020	7.47	0.40	(0.76)	(0.36)	(0.37)	—	(0.03)	(0.40)	6.71

2019	7.54	0.48	(0.04)	0.44	(0.51)	—	—	(0.51)	7.47

2018	7.82	0.54	(0.27)	0.27	(0.55)	—	—	(0.55)	7.54

2017	7.24	0.56	0.57	1.13	(0.55)	—	—	(0.55)	7.82

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

16.01%	$77,953	1.12%	4.63%	1.00%	4.75%	196%

(5.15)	82,545	1.12	5.19	1.00	5.31	80

5.86	151,673	1.01	6.17	1.00	6.19	113

3.16	126,376	1.04	6.66	1.00	6.70	126

15.75	136,977	1.01	7.03	1.01	7.03	155

15.03	15,101	1.87	3.89	1.75	4.02	196

(5.75)	22,612	1.87	4.46	1.75	4.58	80

5.04	35,655	1.77	5.44	1.75	5.46	113

2.37	41,121	1.80	5.96	1.75	6.00	126

14.93	47,698	1.76	6.32	1.76	6.32	155

16.40	94,051	0.87	4.86	0.75	4.99	196

(5.03)	80,728	0.86	5.36	0.75	5.47	80

6.10	101,560	0.76	6.44	0.75	6.45	113

3.52	139,777	0.79	6.91	0.75	6.95	126

15.97	200,310	0.75	7.31	0.76	7.31	155

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (2/00)

2021	$10.69	$0.34	$0.53	$0.87	$(0.33)	$—	$—	$(0.33)	$11.23

2020	10.60	0.36	0.12	0.48	(0.39)	—	—	(0.39)	10.69

2019	10.17	0.40	0.38	0.78	(0.35)	—	—	(0.35)	10.60

2018	10.65	0.36	(0.43)	(0.07)	(0.21)	—	(0.20)	(0.41)	10.17

2017	10.52	0.44	0.22	0.66	(0.29)	—	(0.24)	(0.53)	10.65

Class C (2/00)

2021	10.64	0.26	0.52	0.78	(0.25)	—	—	(0.25)	11.17

2020	10.55	0.28	0.12	0.40	(0.31)	—	—	(0.31)	10.64

2019	10.12	0.32	0.39	0.71	(0.28)	—	—	(0.28)	10.55

2018	10.59	0.28	(0.42)	(0.14)	(0.13)	—	(0.20)	(0.33)	10.12

2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59

Class R6 (1/15)

2021	10.73	0.38	0.53	0.91	(0.37)	—	—	(0.37)	11.27

2020	10.64	0.40	0.12	0.52	(0.43)	—	—	(0.43)	10.73

2019	10.20	0.44	0.38	0.82	(0.38)	—	—	(0.38)	10.64

2018	10.67	0.39	(0.42)	(0.03)	(0.24)	—	(0.20)	(0.44)	10.20

2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67

Class I (2/00)

2021	10.69	0.37	0.53	0.90	(0.36)	—	—	(0.36)	11.23

2020	10.60	0.39	0.12	0.51	(0.42)	—	—	(0.42)	10.69

2019	10.17	0.42	0.39	0.81	(0.38)	—	—	(0.38)	10.60

2018	10.65	0.38	(0.42)	(0.04)	(0.24)	—	(0.20)	(0.44)	10.17

2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement		Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.25%	$139,845	0.95%	2.96%	0.84%	3.07%	128%

4.63	101,886	0.97	3.28	0.84	3.42	62

7.89	87,084	0.96	3.79	0.84	3.90	54

(0.70)	106,805	0.93	3.31	0.83	3.41	124

6.43	137,072	0.93	4.02	0.83	4.12	135

7.39	30,993	1.70	2.21	1.59	2.33	128

3.84	37,285	1.72	2.58	1.59	2.71	62

7.11	42,024	1.71	3.03	1.59	3.15	54

(1.40)	59,612	1.68	2.56	1.58	2.66	124

5.63	76,513	1.68	3.25	1.58	3.35	135

8.59	67,689	0.62	3.28	0.51	3.40	128

4.96	59,099	0.63	3.64	0.50	3.77	62

8.24	50,127	0.62	4.14	0.50	4.26	54

(0.38)	46,588	0.60	3.65	0.50	3.75	124

6.86	8,995	0.60	4.35	0.51	4.45	135

8.51	424,677	0.70	3.21	0.59	3.32	128

4.86	395,502	0.72	3.57	0.59	3.71	62

8.15	400,059	0.71	4.04	0.59	4.15	54

(0.47)	493,098	0.68	3.56	0.58	3.67	124

6.77	540,368	0.68	4.22	0.58	4.32	135

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Credit Income Fund (“Credit Income”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 and I Shares are sold without an up-front sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A Shares after the close of business on June 4, 2021.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply

Notes to Financial Statements (continued)

the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

Credit Income	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$105,277,827		$5	**	$105,277,832
Asset-Backed and Mortgage-Backed Securities	—	35,146,237		—		35,146,237
Variable Rate Senior Loan Interests	—	22,622,985		—		22,622,985
Sovereign Debt	—	9,026,336		—		9,026,336
Contingent Capital Securities	—	5,677,304		—		5,677,304
$1,000 Par (or similar) Institutional Preferred	—	3,856,010		—	***	3,856,010
$25 Par (or similar) Retail Preferred	2,184,030	—		—		2,184,030
Common Stocks	—	—		89	**	89
Investments Purchased with Collateral from Securities Lending	4,981,019	—		—		4,981,019
Short-Term Investments:
Repurchase Agreements	—	5,452,369		—		5,452,369
Total	$7,165,049	$187,059,068		$94		$194,224,211

Strategic Income
Long-Term Investments*:
Corporate Bonds	—	$266,352,395		$—		$266,352,395
Asset-Backed and Mortgage-Backed Securities	—	193,669,091		2,337,847	**	196,006,938
Variable Rate Senior Loan Interests	—	59,749,813		—		59,749,813
$1,000 Par (or similar) Institutional Preferred	—	51,696,306		—		51,696,306
Sovereign Debt	—	33,997,192		—		33,997,192
Contingent Capital Securities	—	28,075,786		—		28,075,786
Municipal Bonds	—	5,142,090		—		5,142,090
$25 Par (or similar) Retail Preferred	3,395,560	1,591,400	**	—		4,986,960
U.S. Government and Agency Obligations		970,781		—		970,781
Investments Purchased with Collateral from Securities Lending	7,602,983	—		—		7,602,983
Short-Term Investments:
Repurchase Agreements	—	25,474,817		—		25,474,817
Investments in Derivatives:
Futures Contracts****	51,177	—		—		51,177
Total	$11,049,720	$666,719,671		$2,337,847		$680,107,238
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’outstanding unfunded senior loan commitments were as follows:

	Credit Income	Strategic Income
Outstanding unfunded senior loan commitments	$15,625	$15,625

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Notes to Financial Statements (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Credit Income	Fixed Income Clearing Corporation	$5,452,369	$(5,561,435)
Strategic Income	Fixed Income Clearing Corporation	25,474,817	(25,984,327)

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The resulting loans are continuous, can be recalled at any time, and have no set maturity. Effective July 15, 2020 each Fund terminated its securities lending agreement with U.S. Bank National Association (“U.S. Bank”), which served as the securities lending agent from the beginning of the current fiscal period through such termination date. Subsequently, each Fund entered into a securities lending agency agreement that became effective on August 14, 2020 with its custodian, State Street Bank and Trust Company (“State Street”), which serves as the Funds’ current securities lending agent (U.S. Bank and State Street are collectively and individually, the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Credit Income	$25 Par (or similar) Retail Preferred	$124,725	$126,975
	Corporate Bonds	4,184,912	4,307,122
	Sovereign Debt	519,136	546,922
Total		$4,828,773	$4,981,019
Strategic Income	$25 Par (or similar) Retail Preferred	$316,308	$323,128
	$1,000 Par (or similar) Institutional Preferred	20,706	21,000
	Contingent Capital Securities	580,908	592,765
	Corporate Bonds	5,317,731	5,457,640
	Sovereign Debt	1,152,591	1,208,450
Total		$7,388,244	$7,602,983

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Credit Income	Strategic Income
Purchases:
Investment securities	$359,530,953	$834,803,247
U.S. Government and agency obligations	2,808,000	1,745,460
Sales and maturities:
Investment securities	383,128,308	810,672,425

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Strategic Income used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of futures contracts outstanding*	$69,808,191
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$349,900	Payable for variation margin on futures contracts*	$(298,723)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategic Income	Interest rate	Futures contracts	$(1,154,722)	$160,985

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter (“OTC”) swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Strategic Income used credit default swaps to hedge a portion of the fund’s high yield credit risk exposure.

The average notional amount of credit default swap contacts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of credit default swap contracts outstanding*	$—	**
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
**

The Fund invested in credit default swap contracts during the fiscal period. However, the Fund did not hold any such positions at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Strategic Income	Credit	Swaps	$(20,553)	$—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/21		Year Ended 6/30/20
Credit Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,713,474	$33,650,595	7,396,878	$52,078,686
Class A – automatic conversion of Class C Shares	2,903	21,166	92,554	686,361
Class A – automatic conversion of Class R3 Shares	33,499	247,561	—	—
Class C	161,941	1,164,088	497,953	3,579,508
Class R3[1]	3,490	25,745	19,134	146,008
Class I	17,507,057	124,921,019	20,387,966	144,483,728
Shares issued to shareholders due to reinvestment of distributions:
Class A	463,537	3,331,198	795,086	5,715,682
Class C	100,501	720,396	180,158	1,293,044
Class R3[1]	1,222	8,957	1,891	13,827
Class I	579,184	4,191,831	571,525	4,130,321
	23,566,808	168,282,556	29,943,145	212,127,165
Shares redeemed:
Class A	(7,044,878)	(50,346,706)	(16,335,525)	(117,355,977)
Class C	(1,604,428)	(11,502,815)	(2,000,325)	(14,206,944)
Class C – automatic conversion of Class A Shares	(2,907)	(21,166)	(92,439)	(686,361)
Class R3[1]	(7,230)	(52,700)	(24,891)	(187,766)
Class R3 – automatic conversion to Class A Shares	(32,790)	(247,561)	—	—
Class I	(17,488,589)	(124,454,752)	(22,534,634)	(163,062,663)
	(26,180,822)	(186,625,700)	(40,987,814)	(295,499,711)
Net increase (decrease)	(2,614,014)	$(18,343,144)	(11,044,669)	$(83,372,546)

Notes to Financial Statements (continued)

	Year Ended 6/30/21		Year Ended 6/30/20
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,300,992	$47,607,779	10,702,738	$114,985,580
Class A – automatic conversion of Class C Shares	11,336	125,494	3,361	35,987
Class A – automatic conversion of Class R3 Shares	166,701	1,860,249	—	—
Class C	654,656	7,202,856	706,305	7,434,086
Class R3[1]	56,077	624,947	111,810	1,217,507
Class R6	3,340,178	37,090,284	3,339,512	35,915,057
Class I	15,118,572	167,781,953	11,085,334	117,760,353
Shares issued to shareholders due to reinvestment of distributions:
Class A	281,391	3,122,654	404,976	4,323,082
Class C	67,933	749,356	91,912	973,879
Class R3[1]	5,023	55,799	6,166	65,651
Class R6	189,462	2,111,437	223,522	2,395,791
Class I	766,117	8,503,894	790,490	8,414,383
	24,958,438	276,836,702	27,466,126	293,521,356
Shares redeemed:
Class A	(1,835,769)	(20,377,866)	(9,792,748)	(99,793,855)
Class C	(1,441,974)	(15,874,191)	(1,273,193)	(13,403,748)
Class C – automatic conversion of Class A Shares	(11,388)	(125,494)	(3,377)	(35,987)
Class R3[1]	(177,761)	(1,980,525)	(97,573)	(1,045,514)
Class R3 - automatic conversion to Class A Shares	(166,106)	(1,860,249)	—	—
Class R6	(3,031,536)	(33,769,016)	(2,767,518)	(29,775,291)
Class I	(15,061,631)	(167,447,473)	(12,618,276)	(133,060,634)
	(21,726,165)	(241,434,814)	(26,552,685)	(277,115,029)
Net increase (decrease)	3,232,273	$35,401,888	913,441	$16,406,327
[1]	Class R3 Shares converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Credit Income	Strategic Income
Tax cost of investments	$191,118,867	$657,793,279
Gross unrealized:
Appreciation	$6,168,082	$23,710,366
Depreciation	(3,062,738)	(1,396,407)
Net unrealized appreciation (depreciation) of investments	$3,105,344	$22,313,959

Permanent differences, primarily due to bond premium amortization adjustments, paydowns, foreign currency transactions, complex securities character adjustments, and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2021, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2021, the Funds’ tax year end, were as follows:

	Credit Income	Strategic Income
Undistributed net ordinary income[1]	$425,496	$838,967
Undistributed net long-term capital gains	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2021 through June 30, 2021 and paid on July 1, 2021. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2021 and June 30, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	Credit Income	Strategic Income
Distributions from net ordinary income[2]	$8,713,741	$20,420,103
Distributions from net long-term capital gains	—	—
Return of Capital	—	—

2020	Credit Income	Strategic Income
Distributions from net ordinary income[2]	$11,409,172	$24,052,380
Distributions from net long-term capital gains	—	—
Return of Capital	902,457	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Credit Income	Strategic Income
Not subject to expiration:
Short-term	$42,507,964	$17,914,258
Long-term	85,978,770	20,265,954
Total	$128,486,734	$38,180,212

During the Funds’ tax year ended June 30, 2021, the Funds utilized capital loss carryforwards as follows:

	Credit Income	Strategic Income
Utilized capital loss carryforwards	$9,541,884	$8,823,089

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Credit Income	Strategic Income
For the first $125 million	0.4000%	0.3600%
For the next $125 million	0.3875	0.3475
For the next $250 million	0.3750	0.3350
For the next $500 million	0.3625	0.3225
For the next $1 billion	0.3500	0.3100
For the next $3 billion	0.3250	0.2850
For the next $5 billion	0.3000	0.2600
For net assets over $10 billion	0.2875	0.2475

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2021, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Credit Income	0.2000%
Strategic Income	0.1957

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Credit Income	0.75%	July 31, 2023
Strategic Income	0.59	July 31, 2023

Distribution and Service Fees

Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incurred a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Credit Income	Strategic Income
Sales charges collected (Unaudited)	$23,018	$416,216
Paid to financial intermediaries (Unaudited)	20,237	371,738

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Credit Income	Strategic Income
Commission advances (Unaudited)	$9,302	$104,932

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Credit Income	Strategic Income
12b-1 fees retained (Unaudited)	$12,818	$41,548

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Credit Income	Strategic Income
CDSC retained (Unaudited)	$2,098	$5,589

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Additional Fund Information (Unaudited)

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in the Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2020 and June 30, 2021

	Credit Income	Strategic Income
July 1, 2020 through December 31, 2020	66.3%	63.0%
January 1, 2021 through June 30, 2021	58.9%	61.8%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Credit Income	Strategic Income
% DRD	1.4%	12.5%
% QDI	6.3%	22.8%

The Funds had the following percentages, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended June 30, 2021:

	Credit Income	Strategic Income
% of Section 163(j) Interest Dividends	93.6%	98.0%

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those

Glossary of Terms Used in this Report (Unaudited) (continued)

issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global High Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

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Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

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Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

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Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

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Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;

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Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

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Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

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Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

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Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

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Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

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Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and

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Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Credit Income Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period ended December 31, 2020 and the first quartile for the five-year period ended December 31, 2020. While the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period, the third quartile for the three-year period and the first quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three- and five-year periods but the Fund outperformed its benchmark for the one-year period. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period, the third quartile for the three-year period and the first quartile for the five-year period ended May 14, 2021. The Board was also aware that there were changes to the Fund’s investment objective and certain investment policies effective in July 2020 and changes to the portfolio management team, and that the performance data prior to such time would not reflect such changes. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Strategic Income Fund, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020 and ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and first quartile for the three- and five-year periods ended December 31, 2020. The Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and the second quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and the second quartile for the five-year period. In reviewing performance, the Board also noted the change to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense caps applicable to the Funds.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program

(Unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.

At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.

In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.

A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Directors and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)

Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FINC-0621D 1739033-INV-Y-08/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Credit Income Fund	35,710	7,500	0	0
Nuveen Strategic Income Fund	47,570	7,500	0	0

Total	$83,280	$15,000	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Credit Income Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2020	to Funds [1]	Billed to Funds [2]	Billed to Funds [3]	Billed to Funds [4]
Fund Name
Nuveen Credit Income Fund	34,965	0	0	0
Nuveen Strategic Income Fund	46,995	0	0	0

Total	$81,960	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Credit Income Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund June 30, 2019	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Credit Income Fund	0	0	0
Nuveen Strategic Income Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and related directly to the operations and financial reporting of the Trust)	Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Credit Income Fund	0	0	0
Nuveen Strategic Income Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: September 2, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 2, 2021